UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )

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[_] Definitive Additional Materials

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HESKA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 March 30, 2015

Dear Heska Corporation Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of Heska Corporation to be held on Tuesday, May 5, 2015 at 9:00 a.m., local time, at the Hilton Hotel, 425 West Prospect Road, Fort Collins, CO 80526.

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2015 Annual Meeting and Proxy Statement. This notice and all proxy materials in connection with this Annual Meeting are also available on http://www.heska.com/proxyvote.

Your vote is important. Whether or not you plan to attend the 2015 Annual Meeting, I hope you will vote as soon as possible. You may vote by proxy or in person at the annual meeting. Please review the instructions in the proxy statement and on the proxy card regarding your voting options.

Thank you for your ongoing support of and continued interest in Heska Corporation.

Sincerely,

Robert B. Grieve

Executive Chair,

Heska Corporation

Loveland, Colorado

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting if you will not attend, please follow the corresponding instructions on any enclosed proxy to indicate your voting preferences.

__________________________

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

__________________________

TIME	9:00 a.m., local time, on Tuesday, May 5, 2015
PLACE	Hilton Hotel 425 West Prospect Road Fort Collins, Colorado 80526
ITEMS OF BUSINESS	1.	To elect two Directors to a three-year term.
	2.	To approve an amendment to Article 8 of our amended and restated bylaws, as amended, allowing us to issue our employees the option to purchase our shares at a discount to fair market value in an employee stock purchase plan intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.
	3.	To amend and restate our 1997 Employee Stock Purchase Plan to increase the authorized number of shares by 75,000, as well as to change the manner of calculating an offering period base price and offer an additional payroll withholding alternative, among other changes.
	4.	To ratify the appointment of EKS&H LLLP as Heska Corporation's independent registered public accountant.
	5.	To offer approval of our executive compensation in a non-binding advisory vote.
	6.	To consider such other business as may properly come before the 2015 Annual Meeting, including if possible an advisory vote with respect to discretionary voting by proxyholders if, and only if, such other business properly comes before the 2015 Annual Meeting.
RECORD DATE	You can vote if you were a stockholder of record at the close of business on March 16, 2015.
FORM 10-K	Our annual report on Form 10-K for the year ended December 31, 2014, which is not a part of the proxy soliciting material, is enclosed.
VOTING BY PROXY	If you will not attend the meeting, please submit a proxy as soon as possible so that your shares can be voted at the 2015 Annual Meeting in accordance with your preferences. For specific instructions on voting, please refer to the instructions on any enclosed proxy card

March 30, 2015	By Order of the Board of Directors

Jason A. Napolitano Executive Vice President, Chief Financial Officer And Secretary, Heska Corporation

This proxy statement and accompanying proxy card are being distributed on or about March 30, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2015

 The Proxy Statement, the Proxy Card and our annual report on Form 10-K for the year ended December 31, 2014 are available at http://www.heska.com/proxyvote.

TABLE OF CONTENTS

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE 2015 ANNUAL MEETING

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Why am I receiving these materials?

The Board of Directors (the "Board") of Heska Corporation, a Delaware corporation ("Heska" or the "Company"), is providing these proxy materials for you in connection with Heska's Annual Meeting of Stockholders (the "Annual Meeting"). The 2015 Annual Meeting will take place on Tuesday, May 5, 2015. As a stockholder, you are invited to attend the 2015 Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What information is contained in these materials?

The information included in this proxy statement relates to the proposals to be voted on at the 2015 Annual Meeting, the voting process, the compensation of our Directors and most highly paid Executive Officers, and certain other required information. Our annual report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission (the "SEC"), is also enclosed.

What items of business will be voted on at the 2015 Annual Meeting?

The items of business scheduled to be voted on at the 2015 Annual Meeting are:

(1) The election of two nominees to serve on our Board of Directors for a three-year term;

(2) To approve an amendment to Article 8 of our amended and restated Bylaws, as amended (the "Bylaws"), allowing us to issue our employees the option to purchase our shares at a discount to fair market value in an employee stock purchase plan intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended;

(3) To amend and restate our 1997 Employee Stock Purchase Plan to

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      increase the authorized number of shares by 75,000, as well as to change the manner of calculating an offering period base price and offer an additional payroll withholding alternative, among other changes;

(4) To ratify the appointment of our independent registered public accountant for fiscal 2015;

(5) To offer approval of our executive compensation in a non-binding advisory vote;

We will also consider other business that properly comes before the 2015 Annual Meeting, including if possible conducting an advisory vote with respect to discretionary voting by proxyholders, if, and only if, such other business properly comes before the 2015 Annual Meeting.

How does the Board recommend I vote on the proposals?

The Board recommends a vote FOR the election of each of the Director nominees, FOR approval of the amendment to the Bylaws, FOR the approval of the amendment and restatement of the 1997 Employee Stock Purchase Plan, FOR the ratification of EKS&H LLLP as the Company's independent registered public accountant, FOR the offering of approval of the Company's executive compensation policies, and FOR your preference being that the proxyholders exercise their voting discretion in a manner they determine to be in the best interest of the Company's stockholders, if other business properly comes before the 2015 Annual Meeting and you are voting by proxy.

Who is entitled to vote?

Stockholders as of the close of business on March 16, 2015 (the "Record Date") are entitled to vote at the 2015 Annual Meeting. As of the Record Date, 6,388,698 shares of our common stock were issued and

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outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of stockholders entitled to vote at the 2015 Annual Meeting will be available at the 2015 Annual Meeting and for ten days prior to the meeting during normal business hours at our offices at 3760 Rocky Mountain Avenue, Loveland, Colorado 80538, by contacting our Secretary as outlined under "Who can help answer my questions?" below.

Will you be able to confirm I am a stockholder entitled to vote if I attend the 2015 Annual Meeting in person?

Probably not as we expect to be able to confirm you as such only under certain limited circumstances. A list of stockholders is maintained and provided to us by Computershare Trust Company, Inc. ("Computershare"), our registrar and transfer agent. This list forms the basis for tracking votes from given shares. We, through Computershare, should be able to confirm you are a stockholder entitled to vote if you hold shares registered in your name with Computershare ("Registered" shares). However, a large portion of our shares are held by Cede & Co., a nominee of Depository Trust Company ("DTC shares") – as we believe is typical for publicly traded companies. We believe DTC shares are more conveniently publicly traded than other Registered shares and thus represent most of our daily trading volume. If a broker buys a position in DTC shares from another broker, we believe the identity of the parties is typically not reported to Computershare or us. We believe Depository Trust Company maintains records of the DTC shares allocated to different entities, such as brokers and banks, and in the case of a broker buying a position in DTC shares from another broker will record an increase in the number of DTC shares allocated to the first broker equal to the number of shares involved as well as a corresponding decrease in the number of shares allocated to the second broker. DTC shares allocated to a given broker in this

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way may represent many client accounts for which the broker or the broker's agent maintains internal records, which we do not believe are generally shared with Depository Trust Company or Computershare.

If your shares are held through a broker, bank or other nominee and are not registered in your name with Computershare, such shares are herein referred to as being held in "Street Name", and you probably received these materials through such broker, bank or other nominee. Computershare will generally not be able to identify the holders of shares held in Street Name as stockholders entitled to vote without further arrangements by the corresponding broker, bank or other nominee.

How can I tell if my shares are held in Street Name?

If these proxy materials were mailed to you by an entity other than Computershare, your shares are probably held in Street Name. We believe over 90% of our shares are held in Street Name.

How do I vote?

There are two ways you can vote Registered shares:

(1)      Vote by proxy for which you may (a) sign, date and indicate your voting preferences by following the corresponding instructions on each proxy card you receive and return each such proxy card in the postage prepaid envelope; (b) indicate your voting preferences via the telephone by following the corresponding instructions, or (c) indicate your voting preferences via the internet by following the corresponding instructions; and

(2)      Vote in-person at the 2015 Annual Meeting.

If you have shares held in Street Name, you should vote the shares via any procedure(s) adopted by your broker, bank or other nominee. These may include proxy voting communicated by mail, telephone or the

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internet. If you wish to vote these shares at the 2015 Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation - which at a minimum should be documentation entitling you to vote a certain number of Registered shares at the Annual Meeting which we can verify as legitimate - and bring it with you to the 2015 Annual Meeting.

How can I change my vote or revoke my proxy?

For Registered shares, you have the right to revoke your proxy and change your vote at any time before the meeting by notifying our Secretary, or returning a later-dated proxy card, updating your vote via the telephone by following the corresponding instructions or updating your vote via the internet by following the corresponding instructions. You may also revoke your proxy and change your vote by voting in person at the meeting.

For shares held in Street Name, you should follow any corresponding procedure(s) adopted by your broker, bank or other nominee. These may include procedures as simple as a later vote via telephone or the internet to change your vote.

Who can help answer my questions?

If you have any questions about the 2015 Annual Meeting or how to vote or revoke your proxy, you should contact:

Heska Corporation

Attn: Secretary

3760 Rocky Mountain Avenue

Loveland, Colorado 80538

(970) 493-7272

If you need additional copies of this proxy statement or voting materials, please contact our Secretary as described above.

What does it mean if I get more than one proxy card?

It probably means that you hold shares in more than one account. Sign and return all proxies to ensure that all of your shares are voted.

Who will serve as inspector of elections?

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The inspector of elections is to be a representative of Computershare.

How do you expect votes will be counted for quorum and other purposes?

We intend to count shares underlying proxies containing a "for", "withhold", "against", or "abstain" vote, as well as any signed and returned proxies without any voting instructions as "present" for purposes of determining a quorum.

We intend to consider an abstention or a non-vote on a given matter to be a forfeiture of the right to vote on that matter and a forfeiture of the voting power present at the 2015 Annual Meeting underlying the forfeited votes regarding that matter. Accordingly, if you abstain or do not vote on a given matter, your shares will not be voted "for" or "against" that matter and will not be considered as present and entitled to vote on that matter. An abstention or a non-vote on any matter will not affect your ability to vote on any other matter.

The underlying broker, bank or other nominee of shares held in Street Name generally report consolidated proxy vote totals to Computershare and may not treat votes such as non-votes in the same manner we intend to. For example, if you do not vote on a given matter the underlying broker may be permitted by law, rule and policy to exercise voting discretion on this matter and may vote the corresponding shares accordingly. Similarly, if you do not vote on a given matter the underlying broker may be permitted by law, rule and policy not to vote the underlying shares on this or any other matter and may not vote the corresponding shares at all.

If you hold shares in Street Name through a broker, bank or other nominee, your broker, bank or nominee may not be permitted by law, rule or policy to exercise voting discretion with respect to certain matters to be acted upon. If you do not give your broker, bank or nominee specific instructions, your underlying shares may not be voted on those matters and, if so, will not

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be considered as present and entitled to vote with respect to those matters. In some cases, your broker, bank or other nominee may not be permitted by law, rule or policy to exercise voting discretion with respect to any matters to be acted upon and, in the absence of specific instructions from you, may not vote or submit a proxy card to anyone at all regarding these matters. In such a circumstance, your underlying shares will not be considered present at the Annual Meeting in person or by proxy and will not be voted on any matters to be acted upon therein.

What are the quorum and voting requirements for the 2015 Annual Meeting?

The quorum requirement for holding the 2015 Annual Meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy at the meeting. Based on shares outstanding as of the Record Date, this requires 3,194,350 shares.

Election of Directors is to be determined by a plurality of the votes of the shares having voting power present in person or by proxy, and entitled to vote, on the subject matter (a "Plurality Vote").

The amendment to our Bylaws is to be approved by a majority of our shares outstanding (an "Absolute Majority").

The amendment and restatement of our 1997 Employee Stock Purchase Plan is to be approved by both (1) the vote of the majority of the shares having voting power present in person or by proxy, and entitled to vote on the subject matter and (2) a minimum affirmative vote of a majority of our quorum requirement (with a vote meeting both criteria (1) and criteria (2) defined as a "Quorum Majority"), if the amendment to our Bylaws is approved. Based on shares outstanding as of the Record Date, the affirmative vote of a minimum of 1,597,176 shares will be required to achieve a Quorum Majority. The

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amendment and restatement of our 1997 Employee Stock Purchase Plan is to be approved by an Absolute Majority if the amendment to our Bylaws is not approved.

The ratification of our independent registered public accountant for 2015 is to be approved by the vote of a majority of the shares having voting power present in person or by proxy, and entitled to vote, on the subject matter (a "Voting Majority").

An offer of approval of our executive compensation in a non-binding advisory vote is to be obtained by a Voting Majority.

Any other business which may properly come before the 2015 Annual Meeting is to be determined by a Voting Majority, provided that enough votes to constitute a majority of a quorum shall be cast in favor of the business to be determined, unless the matter is one upon which by express provision of law, of our Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), or of our Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such matter.

Who can attend the 2015 Annual Meeting?

All holders of Registered Shares as of the Record Date can attend. If you wish to vote your shares at the 2015 Annual Meeting and your shares are held in Street Name by a broker, bank or other nominee, you must contact your broker, bank or other nominee to obtain the proper documentation - which at a minimum should be documentation entitling you to vote a certain number of Registered shares at the Annual Meeting which we can verify as legitimate - and bring it with you to the 2015 Annual Meeting.

What happens if additional matters are presented at the 2015 Annual Meeting?

Other than the five specific items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2015 Annual Meeting. If

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other business properly comes before the 2015 Annual Meeting, we will intend to try to conduct an advisory vote of stockholders who have granted the persons named below as proxyholders a proxy regarding the preference of these stockholders' regarding the manner in which the below persons named as proxyholders exercise their voting discretion or otherwise communicate any related information in this regard to such proxyholders, and then proceed to consideration of the other business which has properly come before the 2015 Annual Meeting. If you grant a proxy, the persons named as proxyholders - Robert B. Grieve, Ph.D., our Executive Chair, Jason A. Napolitano, our Executive Vice President, Chief Financial Officer and Secretary, and Nancy Wisnewski, Ph.D., our Executive Vice President, Product Development and Customer Support - will have the discretion to vote your shares on any additional matters presented for a vote at the meeting. It is important to note that while the proxyholders may consider any advisory vote or related information in such a circumstance, the proxyholders retain full discretion to vote as they may determine regardless of outcome of any advisory vote or related information.

What happens if one or more of the nominees for Director is unable to stand for election?

If for any unforeseen reason any of our nominees is not available as a candidate for Director, the persons named as proxyholders - Dr. Grieve, Mr. Napolitano and Dr. Wisnewski - expect to vote your proxy for such other candidate or candidates who may be nominated by the Board, although the proxyholders retain full discretion to vote as they may determine.

Is a corporate 2014 Annual Report         available?

Yes. A corporate 2014 Annual Report was posted to the investor relations portion of our Corporate website on March 26, 2015. We have not mailed physical copies of our corporate 2014 Annual Report with this

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mailing in order to reduce the cost of conducting the 2015 Annual Meeting as compared to comparable costs in previous years. If you wish to obtain a hardcopy of our corporate 2014 Annual Report, please contact our Secretary as follows:

Heska Corporation

Attn: Secretary

3760 Rocky Mountain Avenue

Loveland, Colorado 80538

(970) 493-7272

Where can I find the voting results of the          meeting?

We intend to announce preliminary voting results at the 2015 Annual Meeting, and publish final voting results in a Form 8-K filing with the SEC within 4 business days of the 2015 Annual Meeting. If final voting results are not available within 4 business days of the 2015 Annual Meeting, we intend to publish preliminary voting results in a Form 8-K filing with the SEC on the fourth business day following the 2015 Annual Meeting and then publish final voting results in an amended Form 8-K filing with the SEC within 4 business days of the final voting results becoming known.

May I propose actions for consideration at next year's Annual Meeting or nominate individuals to serve as Directors?

Yes. You may submit proposals, including Director nominations, for consideration at future stockholder meetings. All proposals or nominations should be addressed to: Secretary, Heska Corporation, 3760 Rocky Mountain Avenue, Loveland, Colorado 80538.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Secretary at our principal executive offices under either (1) Rule 14a-8 under the Securities Exchange Act of 1934, as amended (a "Rule 14 Proposal") or (2) the Bylaws of Heska (a "Bylaws Proposal"). A Rule 14 Proposal must be received by our Secretary at our principal executive offices no later than December 1, 2015. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable period of time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a Bylaws Proposal, the stockholder must deliver a written notice of intent to propose such action in accordance with our Bylaws, which in general require that the notice be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the date on which notice of the prior year's annual meeting was mailed to stockholders. These proxy materials for the 2015 Annual Meeting are to be mailed on or about March 30, 2015. This means that for the 2016 Annual Meeting, any such proposal must be received no earlier than December 31, 2015 and no later than January 30, 2016.

Director Nominees: You may propose Director candidates for consideration by the Board's Corporate Governance Committee. Any such recommendations should be directed to our Secretary at our principal executive offices. In addition, you may nominate a Director for consideration by Heska's stockholders if you give timely and adequate notice to our Secretary of your intention to make such nomination in accordance with our Bylaws, which require that the notice be received by the Secretary within the time periods described above under "Stockholder Proposals" and with the detail regarding your nomination as is required by our Bylaws.

Copy of Bylaw Provisions: You may contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the

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requirements for making stockholder proposals and nominating Director candidates. A copy of our current Bylaws has also been filed with the SEC with our Annual Report on Form 10-K for the year ended December 31, 2014. A copy of our Bylaws, assuming the proposed amendment to the Bylaws is approved by our Stockholders, is attached as Appendix A. This document is accessible at the website of the SEC at www.sec.gov.

Who bears the costs of soliciting votes for the 2015 Annual Meeting?

Heska is making this solicitation and will pay the entire cost of preparing, printing, assembling and mailing these proxy materials. In addition to the mailing of these proxy materials, certain of our Directors and employees may solicit proxies on our behalf in person, by telephone, electronic transmission or facsimile. No additional compensation will be paid to these people for such solicitation. We have engaged Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902 ("Morrow") to solicit proxies on our behalf for a fee of $12 thousand, which may increase based on Morrow's solicitation activities with non-objecting beneficial owners of our stock, plus reimbursement of certain disbursements. We believe our engagement with Morrow is consistent with customary terms and conditions for soliciting proxies. Charges under the engagement may increase if we direct Morrow to engage in activities not currently contemplated. We may enlist the assistance of brokerage firms, fiduciaries, custodians and other third party solicitation firms in soliciting proxies. If we elect to engage any such assistance, we expect our arrangements with the solicitation firm(s) will be on customary terms and conditions, the cost of which is not anticipated to be material to us. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

BOARD STRUCTURE AND COMMITTEES

Our Board is divided into three classes serving staggered three-year terms. Our Board has three standing Committees, each of which is chaired by an independent Director: (1) Audit (the "Audit Committee"), (2) Compensation (the "Compensation Committee") and (3) Corporate Governance (the "Corporate Governance Committee"). The membership during 2014 and the function of each Committee are described below. Our Board held five meetings during 2014. Our Board currently has eight (8) Directors, arranging into three classes with overlapping three-year terms of service: Robert B. Grieve, Ph.D., Executive Chair (Class II), William A. Aylesworth (Class III), G. Irwin Gordon (Class I), Sharon L. Riley, Lead Director (Class III), David E. Sveen, Ph.D. (Class II), Bonnie J. Trowbridge (Class III), Kevin S. Wilson (Class II) and Carol A. Wrenn (Class I). Our Board is to consist of seven (7) Directors beginning at our 2015 Annual Meeting. We encourage our Directors to attend each Annual Meeting and all of our Directors attended our last annual meeting of stockholders in May 2014. Ms. Trowbridge accepted appointment to our Board on January 27, 2015. All Board members have attended at least 75% of all Board and applicable Committee meetings. Our Board has nominated two Directors for election as Class III Directors at our 2015 Annual Meeting: Sharon L. Riley and Bonnie J. Trowbridge.

Board Leadership Structure

We currently have separated the role of Chair of the Board and Chief Executive Officer with Dr. Grieve serving as Executive Chair of our Board and Kevin S. Wilson serving as our Chief Executive Officer. In considering the separation of the Chair and Chief Executive Officer roles, the Board considered corporate governance, potential conflict of interest and time management questions. See "Transition of Chief Executive Officer Role" below for more detail. From May 2000 to March 31, 2014, Dr. Grieve served as both the Chair of our Board and our Chief Executive Officer and we believe the Company benefited from the efficiencies inherent in combining these roles during that time period. In 2010, we amended our bylaws to allow our Board to formally choose a Lead Director. The Lead Director is expected to chair sessions involving only the independent Directors, among other responsibilities as the Board may provide. Mr. Aylesworth served as our Lead Director from our 2010 Annual Meeting on May 4, 2010 until our 2014 Annual Meeting on May 6, 2014. Ms. Riley has served as our Lead Director since our 2014 Annual Meeting on May 6, 2014. We believe our Lead Director function serves to simplify communications between management and the independent Directors, enhance our Board's operations, in particular in situations where it is appropriate for the independent Directors to act without management involvement, and increase the credibility of the Company's independent Director oversight function.

Board Risk Oversight

Our business, including risk oversight, is conducted with the advice, counsel and direction of our Board. The formal channel for risk-related information to be communicated to our Board is through our Chief Executive Officer. Our Chief Executive Officer periodically conveys the Company's risks, including credit risks, liquidity risks and operational risks to the Board at Board meetings and through other forms of communication, as appropriate. Our Board may also discuss the Company's risks with other members of management as directed by our Chief Executive Officer or as part of another Board function. For example, our Chief Financial Officer has discussed credit risk with Directors during Audit Committee meetings primarily focused on accounting determinations.

Board Independence

Our Board has determined that each of the Directors standing for re-election has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and meets the requirements of "independence" as set forth in the rules and regulations promulgated by the SEC and the Nasdaq Stock Market listing standards (the "Nasdaq Listing Standards"). Furthermore, the Board has determined that, with the exception of Dr. Grieve, Heska's Executive Chair and Mr. Wilson, Heska's Chief Executive Officer and President, all current members of the Board meet the requirements of "independence" as set forth in the rules and regulations promulgated by the SEC and the Nasdaq Listing Standards.

Audit Committee

Our Audit Committee has the following responsibilities:

•	appoint and replace our independent auditors;
•	compensate and oversee the work of our independent auditors;
•	oversee and monitor the integrity of our annual and quarterly financial statements;
•	review and discuss with management and our independent auditors significant financial reporting issues and critical accounting policies and practices;
•	oversee and monitor the qualifications, independence and performance of our independent auditors;
•	oversee and monitor our internal accounting and financial controls; and
•	provide the results of examinations and recommendations derived therefrom to the Board.

During 2014, our Audit Committee met five times. Our Audit Committee consisted of Mr. Aylesworth, as Chair, Ms. Riley and Ms. Wrenn from our 2013 Annual Meeting until a Board vote on February 6, 2015 and Mr. Aylesworth, as Chair, Ms. Riley, Ms. Trowbridge and Ms. Wrenn thereafter. Beginning at our 2015 Annual Meeting, our Audit Committee is to consist of Ms. Trowbridge, as Chair, Ms. Riley and Ms. Wrenn.

Our Board has determined that each of the current members of our Audit Committee meets the requirements of "independence" as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations promulgated by the SEC and the Nasdaq Listing Standards. Our Board has also determined that William A. Aylesworth and Bonnie J. Trowbridge are each an audit committee financial expert within the meaning of the rules and regulations promulgated by the SEC and they have accounting and related financial management expertise within the meaning of the Nasdaq Listing Standards.

Our Audit Committee has a written charter, which is available on our website at www.heska.com (under Investors – Corporate Governance). The Company's website address provided above is not intended to function as a hyperlink, and the information on the Company's website is not and should not be considered part of this proxy statement and is not incorporated by reference herein.

Compensation Committee

Our Compensation Committee has the following responsibilities:
•	discharge the Board's responsibilities relating to compensation of our Executive Officers, including our Chief Executive Officer;
•	oversee all compensation programs involving the use of our stock; and
•	produce an annual report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

During 2014, our Compensation Committee met seven times. Our Compensation Committee consisted of Mr. Gordon, as Chair, Ms. Wrenn and a vacancy beginning at our 2013 Annual Meeting until a Board vote on February 20, 2014 and Mr. Gordon, as Chair, Dr. Sveen and Ms. Wrenn thereafter.

Our Board has determined that each of the current members of our Compensation Committee meets the requirements of "independence" as set forth in the rules and regulations promulgated by the SEC and the Nasdaq Listing Standards.

Our Compensation Committee has a written charter, which is available on our website at www.heska.com (under Investors – Corporate Governance). The Company's website address provided above is not intended to function as a hyperlink, and the information on the Company's website is not and should not be considered part of this proxy statement and is not incorporated by reference herein.

Corporate Governance Committee

Our Corporate Governance Committee has the following responsibilities:
•	assist our Board by identifying qualified candidates for Director, and select the Director nominees for each annual meeting of stockholders;
•	lead our Board in its annual review of our Board's performance;
•	recommend Director nominees to our Board for each Board Committee;
•	develop and recommend to our Board the corporate governance guidelines applicable to the Company; and
•	review and advise the Board on Director compensation matters.

During 2014, our Corporate Governance Committee met six times. Our Corporate Governance Committee consisted of Ms. Riley, as Chair, Mr. Gordon and a vacancy from March 15, 2013 until a Board vote on February 20, 2014, Ms. Riley, as Chair, Mr. Gordon and Dr. Sveen from such Board vote until another Board vote on February 6, 2015 and Ms. Riley, as Chair, Mr. Gordon, Dr. Sveen and Ms. Trowbridge thereafter.

Our Board has determined that each of the current members of our Corporate Governance Committee meets the requirements of "independence" as set forth in the rules and regulations promulgated by the SEC and the Nasdaq Listing Standards.

Our Corporate Governance Committee has a written charter, which is available on our website at www.heska.com. In addition, our Corporate Governance Committee prepared, and our full Board has approved, Corporate Governance Guidelines outlining the qualifications, responsibilities and other issues related to our Board's governance role and functions. The document is also available on our website at www.heska.com (under Investors – Corporate Governance). The references to the Company's website address provided above is not intended to function as a hyperlink, and the information on the Company's website is not and should not be considered part of this proxy statement and is not incorporated by reference herein.

Director Qualification and Nomination

Service on our Board varies from several weeks to over 20 years. All of our Directors have gained Company and industry specific knowledge as a result. The experience, qualifications, attributes or skills that qualify our Directors to serve on our Board are discussed on a Director-by-Director basis in the "Election of Directors" section of this document as well as in this "Board Structure and Committees" section. None of our Directors is serving as a result of one specific qualification. It is the breadth of their individual experiences and the manner in which they complement each other as a group that make them individually and collectively attractive Directors.

Our Corporate Governance Committee does not have an established policy for minimum qualifications of Director nominees or appointees. However, pursuant to our Corporate Governance Committee Charter, we believe that it is in the best interests of the Corporation and its stockholders to obtain highly qualified candidates for the Board. Our Corporate Governance Committee seeks candidates with excellent decision-making ability, business experience, relevant experience, personal integrity and reputation as candidates for nomination and appointment.

Our Corporate Governance Committee does not have an established policy for diversity of Director nominees or appointees. However, we believe diversity is inherent in our approach of seeking high quality individuals with complementary skills to create a group dynamic and decision making process that is even stronger than would be obtained by the mere summation of its individual contributors in isolation.

Our Corporate Governance Committee does not have a formalized process for identifying and evaluating nominees or appointees for Director. Our Corporate Governance Committee determines desired Board member skills and attributes and conducts searches for prospective Director candidates whose skills and attributes reflect those desired. This analysis may start with a Board evaluation, including determination of areas of strength and areas for improvement. Particular skills and experience may be desired in areas of improvement. Our Corporate Governance Committee may determine guidelines and parameters for a search for an individual with the desired skills and experience. Our Corporate Governance Committee will evaluate candidates identified by its own initiative as well as candidates referred to it by other members of the Board, by the Company's management, or by external sources. Our Corporate Governance Committee has utilized a third-party executive search firm in the past to identify candidates as well as other sources. Our Corporate Governance Committee has adopted a policy stating it will not consider unsolicited applications for Board membership.

Our Corporate Governance Committee will also consider nominees recommended by stockholders provided such recommendations are made in accordance with our bylaws and the procedures described in this proxy statement under "Questions and Answers About the Proxy Materials and the 2015 Annual Meeting." Although to date no stockholder has presented any candidate for Board membership to us, it is expected that recommendations from stockholders would generally be considered in the same manner as recommendations by a Director or an Officer of the Company.

Stockholder Communication with our Board

Stockholders can contact our Board, any Committee thereof, or any Director in particular, by writing to them, c/o Heska Corporation, 3760 Rocky Mountain Avenue, Loveland, Colorado 80538, Attn: Secretary. We will forward any correspondence sent in the foregoing manner to the appropriate addressee without review by management.

DIRECTOR COMPENSATION

The form and amount of compensation paid to the non-employee Directors is reviewed from time to time by our Corporate Governance Committee. Any revisions to our Director Compensation policy have been recommended by our Corporate Governance Committee and approved by our Board. In 2012, our Corporate Governance Committee worked with the same compensation consultant and the same set of comparable companies our Compensation Committee used to evaluate executive compensation to evaluate Director compensation. The Corporate Governance Committee decided to recommend an enhanced policy for Director compensation designed to deliver a compensation package in the middle of the range.

In 2014, our two employee Directors did not receive any separate compensation for Board activities.

2014 Non-Employee Director Compensation

On each date of our Annual Meeting, each non-employee Director elected and each other continuing non-employee Director who was a Director immediately prior to the Annual Meeting is to automatically receive options to purchase shares of our common stock valued at $50,000 (the "Director Value"), subject to a maximum grant of options to purchase 5,000 (the "Option Cap") shares of our common stock. These grants are to be immediately exercisable and to vest in full on the earlier of (i) the one year anniversary of the date of grant and (ii) the date immediately preceding the date of the Annual Meeting for the year following the year of grant for the award. Any new non-employee Director appointed or elected to our Board between Annual Meetings is to be automatically granted immediately exercisable options to purchase shares of our common stock with Director Value and Option Cap adjusted pro rata for the time until the next Annual Meeting and which vest at the same time as options issued to Directors at the last Annual Meeting. The value for options granted pursuant to this paragraph is to be determined pursuant to our option valuation policy at the time of issuance.

Each non-employee Director is also entitled to an annual cash retainer in the amount of $40,000. The Company pays the annual retainer in advance, in quarterly installments on the first business day of each calendar quarter, subject to the non-employee Director's continued service to the Company as a non-employee Director on such date.

Other cash compensation, payable in advance, in quarterly installments on the first business day of each calendar quarter, subject to the non-employee Director's continued service in such role on such date is as follows (Directors are not to be paid a Chair and member-based fee for serving on the same Committee):

Lead Director	$10,000
Audit Chair	$20,000
Compensation Chair	$12,000
Corporate Governance Chair	$7,500
Audit Member	$10,000
Compensation Member	$6,000
Corporate Governance Member	$3,000

Non–employee Directors will also continue to be reimbursed for customary and usual travel and other expenses.

The following tables provide information for fiscal 2014 compensation for non-employee Directors who served during fiscal 2014.

Director Compensation (1)

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
William A. Aylesworth	65,000	—	17,486	—	—	—	82,486
G. Irwin Gordon	55,000	—	17,486	—	—	—	72,486
Sharon L. Riley	62,500	—	23,666	—	—	—	86,166
David E. Sveen, Ph.D.	46,750	—	16,402	—	—	—	63,152
Carol A. Wrenn	56,000	—	17,486	—	—	—	73,486

2014 Equity Grants to Directors

Name	Grant Date	Number of Securities Underlying Options (4)	Exercise Price ($)	Grant Date Fair Value of Option Award ($) (3)
William A. Aylesworth	5/6/14	5,000	11.47	18,906
G. Irwin Gordon	5/6/14	5,000	11.47	18,906
Sharon L. Riley	5/6/14	5,000	11.47	18,906
David E. Sveen, Ph.D..	5/6/14	5,000	11.47	18,906
Carol A. Wrenn	5/6/14	5,000	11.47	18,906

(1)	Reimbursed travel expenses incurred in connection with Board and Board Committee meeting attendance are not included.
(2)	Represents cost recognized in 2014 for financial reporting purposes.
(3)	Grant date fair value of option awards are based on valuation techniques required by current accounting guidance which we use in preparing our financial statements ("Option Accounting Rules"). Like any estimate prepared in good faith, the underlying assumptions we use under Option Accounting Rules may vary from our actual future results. The option valuations used for accounting and/or financial reporting purposes do not necessarily represent the value any individual recipient would place on an option award. In addition, Option Accounting Rules prohibit some valuation techniques which may be useful in certain circumstances. A more detailed description of our option valuation techniques and assumptions can be found in our Annual Report on Form 10-K for the year ended December 31, 2014 in our Note 7 of the Notes to Consolidated Financial Statements.
(4)	At December 31, 2014, total shares of common stock issuable upon exercise of stock options outstanding, as well as options to purchase fractional shares resulting from Heska's December 2010 1-for-10 reverse stock split where noted, for each then current non-employee Director was as follows: Mr. Aylesworth, 33,587 shares plus 1.5 fractional shares; Mr. Gordon, 42,387 shares plus 1.5 fractional shares; Ms. Riley, 20,000 shares; Dr. Sveen, 7,224 shares; and Ms. Wrenn, 11,630 shares. Heska intends to issue whole shares only from option exercises. There were no stock grants outstanding for then current non-employee Directors on December 31, 2014 which did not relate to stock options.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes serving staggered three-year terms. Our Certificate of Incorporation requires us to ensure each class is as nearly equal in number as possible. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for their class expires.

We are to elect two (2) Class III Directors at our 2015 Annual Meeting. Ms. Riley and Ms. Trowbridge are continuing Class III Directors whose terms are scheduled to expire at our 2015 Annual Meeting. Directors elected at the 2015 Annual Meeting are to hold office for a three-year term expiring at our 2018 Annual Meeting (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal).

Nominees for Three-Year Terms That Will Expire in 2018 (Class III)

Sharon L. Riley, age 54, has served us as a Director since July 2011 and our Lead Director since May 2014. Ms. Riley served as Chief Executive Officer UT Southwestern University Hospitals and Vice President for University Hospitals, UT Southwestern Medical Center from 2004 to 2010. From 2000 to 2004 she was the COO at Anne Arundel Health System in Annapolis, Maryland. She held various jobs (Associate Administrator, COO and Corporate Vice President) during her employment in the Nebraska Health System from 1995 to 2000. From 1990 to 1995 she was an Assistant Administrator in the Inova Health System in Virginia. Prior to 1990 she was with Brackenridge Hospital in Austin, Texas and the Good Samaritan Hospital and Health Center in Dayton, Ohio. Ms. Riley currently serves as an Advisor to DigiWorksCorp, and as a member of the Innovation Council of Anthello Healthcare Solutions, Inc. She has also served on various boards and been involved with several community projects. Ms. Riley holds BBA (Business Administration) and MA (Hospital and Health Administration) degrees from the University of Iowa.

Bonnie J. Trowbridge, age 68, has served us as a Director since January 2015. Ms. Trowbridge served as Vice President, Chief Audit Executive and Risk Officer of Apollo Education Group, a publicly traded company, from 2007 to 2014. She is a retired Pricewaterhouse Coopers Audit Partner, having served with Pricewaterhouse Coopers from 1985 to 2007. Ms. Trowbridge is Chairman of the Board of Directors and treasurer of Camelot Therapeutic Horsemanship. She is a Certified Public Accountant in Arizona and California and is a member of the American Institute of Certified Public Accountants, the Arizona Society of CPA's and the Institute of Internal Auditors. Ms. Trowbridge holds a Master of Science in Accountancy from Southern Oregon State University, a Master's Degree from San Jose State University and a Bachelor's degree from Washington State University.

If any nominee is unable or declines to serve as Director at the time of the 2015 Annual Meeting, the proxyholders intend to vote for such other candidate or candidates who may be nominated by the Board.

Vote Required; Recommendation of our Board of Directors

A Plurality Vote is required to elect each of the two Directors. If no such Plurality Vote is obtained for one or both Director positions, Ms. Riley and/or Ms. Trowbridge will continue to serve as

Directors until their respective successors are elected and qualified, or until their earlier death, resignation or removal, based on the status of their election and length of service.

Our Board of Directors unanimously recommends a vote FOR the election of its nominees, Ms. Riley and Ms. Trowbridge, as our Directors.

Heska's Directors listed below whose terms are not expiring at the Annual Meeting will continue in office for the remainder of their terms in accordance with our bylaws. Information regarding the business experience and education of each of such Director is provided below.

Director Whose Term Will Expire in 2017 (Class II)

Robert B. Grieve, Ph.D., age 63, one of our founders, currently serves as Executive Chair of the Board of Directors. Dr. Grieve was our Chief Executive Officer from January 1999 to March 31, 2014. Dr. Grieve was named Vice Chairman effective March 1992 and Chairman of the Board effective May 2000. Dr. Grieve also served as Chief Scientific Officer from December 1994 to January 1999 and Vice President, Research and Development, from March 1992 to December 1994. He has been a member of our Board of Directors since 1990. He holds a Ph.D. degree from the University of Florida and M.S. and B.S. degrees from the University of Wyoming.

David E. Sveen, Ph.D., age 58, has served us as a Director since November 2013. He is the President of Cedarstone Partners, Inc., an accounting and consulting practice for nonprofit organizations, which he founded in 1993. His professional background includes 13 years in senior management with investment banking firm Griffin, Kubik, Stephens and Thompson, as well as an adjunct assistant professorship of Christian Formation and Ministry at Wheaton College from 1995 until 2013. Dr. Sveen holds a Ph.D. degree from Trinity Evangelical Divinity School in 2004, an MBA from DePaul University in 1986, an MA from Wheaton Graduate School in 2004, and a B.S. degree from Northern Illinois University in 1978.

Kevin S. Wilson, age 43, has been our Chief Executive Officer and President since March 31, 2014. He previously served as our President and Chief Operating Officer since February 2013. Mr. Wilson is a founder, member and officer of Cuattro, LLC. Since 2008, he has been involved in developing technologies for radiographic imaging with Cuattro, LLC and including as a founder of Cuattro Software, LLC, Cuattro Medical, LLC and Cuattro Veterinary, LLC. Mr. Wilson served on the board of various private, non-profit, and educational organizations from 2005 to 2011. He was a founder of Sound Technologies, Inc., a diagnostic imaging company, in 1996. After Sound Technologies, Inc. was sold to VCA Antech, Inc. in 2004, Mr. Wilson served as Chief Strategy Officer for VCA Antech, Inc. until 2006. Mr. Wilson attended Saddleback College.

Directors Whose Terms Will Expire in 2016 (Class I)

G. Irwin Gordon, age 64, has served us as a Director since May 2001. Mr. Gordon is the CEO of Landes Foods, LLC, a Dallas-based food manufacturer, a position he has held since September 2012. Mr. Gordon is also the Managing Partner of Trion LLC, a consulting firm he founded in 2000. From July 2000 until August 2001, Mr. Gordon served as President and Chief Executive Officer of Gruma Corporation, a food manufacturer. He also served as President and Chief Operating Officer of Suiza Foods Corporation, a food manufacturer and distributor, from February 1998 to October 1999. Mr. Gordon joined Suiza in August 1997 as its Executive Vice President and Chief Marketing Officer. Prior to joining Suiza, Mr. Gordon held various positions with subsidiaries of PepsiCo, Inc. ("PepsiCo"), including most recently as Senior Vice President Global Branding for Frito-Lay, Inc., from May 1996 to August 1997. From 1983 to 1992, Mr. Gordon served as President and General Manager of several international Frito-Lay companies before becoming Senior Vice President Marketing, Sales and

Technology for Frito-Lay International from 1992 to 1996. Prior to joining PepsiCo in 1992, Mr. Gordon served in various capacities at the Kellogg Company. Mr. Gordon holds an Education degree from the University of British Columbia and a Management Certificate from Stanford University.

Carol A. Wrenn, age 54, has served us as a Director since January 2013. She founded Sky River Helicopters, LLC in 2010 and has served as President of that company since 2010.  She served as an Executive Vice President and the President of the Animal Health Division at Alpharma Inc. from 2001 to 2009. Ms. Wrenn also held the position of Chairman of the Animal Health Institute from 2007 to 2009 and was a member of the board of directors of the International Federation of Animal Health from 2002 to 2009. Prior to joining Alpharma, Ms. Wrenn held various executive positions at Honeywell International Inc. (formerly, AlliedSignal Inc.) from 1984 to 2001. She served as Business Director of Honeywell's Refrigerants, Fluorine Products Division from 2000 to 2001 and was the Commercial Director and Managing Director of Honeywell's European Fluorochemical operations from 1997 to 2000. Ms. Wrenn also held a number of positions in sales, marketing, business development and finance during her tenure with AlliedSignal. Ms. Wrenn serves as a Director of Phibro Animal Health Corporation.  She holds a Bachelor's Degree from Union College and an MBA from Lehigh University.

Directors Whose Term Will Expire at the 2015 Annual Meeting

William A. Aylesworth, age 72, has served us as a Director since June 2000 and our Lead Director from May 2010 to May 2014. Mr. Aylesworth served as Senior Vice President from 1988 to 2003 and Chief Financial Officer of Texas Instruments Incorporated ("Texas Instruments") from 1984 to 2003. He served as Treasurer of Texas Instruments from 1982 to 2002. From 1972 to 1982, he served in treasury services, and from 1967 to 1972, he held numerous assignments in control, manufacturing and marketing for Texas Instruments. Mr. Aylesworth retired from Texas Instruments in 2003. He holds an M.S. in industrial administration from Carnegie Mellon University and a B.E.E. in electrical engineering from Cornell University.

PROPOSAL NO. 2

AMENDMENT TO THE BYLAWS

We believe an employee stock purchase plan is an attractive benefit to employees which may serve to better align the interests of a company and its employees in a tax-advantaged manner. We have had recent success with our current employee stock purchase plan, where participation has increased from approximately 24% two years ago to 42% currently and we have utilized shares more rapidly than previously anticipated. Certain tax-advantages are available to employees of companies who comply with Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to obtain maximum benefit under Section 423 of the Code, including Section 423(c), an option to purchase company shares issued under an employee stock purchase plan must be at a discount to the fair market value of such shares at the time of issuance. Heska launched an employee stock purchase plan in 1997 which was designed to comply with Section 423 of the Code and offered a discount to the fair market value of stock when the option to purchase stock was issued under the plan. Heska has endeavored to comply with Section 423 of the Code as it has offered amendments to this employee stock purchase plan over the years and has always offered a discount to the fair market value of stock when the option to purchase stock was issued under the plan.

Section 8.1 of our Bylaws was adopted over 15 years ago in response to investor concerns that Heska would engage in abusive stock option practices or issue "toxic" securities where the Company could put itself at risk based on future changes in the Company's stock price. An amendment to Section 8.1 requires an Absolute Majority vote. One of the provisions of Section 8.1 is that a stock option cannot be issued with an exercise price that is less than the fair market value of the underlying stock on the date of grant. We don't believe this provision was intended to target an employee stock purchase plan, where the discount to the fair market value of the underlying stock is part of maximizing tax benefits to the employee. Nevertheless, whenever we have increased the shares in our employee stock purchase plan, we have complied with the Absolute Majority vote necessary to amend Section 8.1.

It is our understanding that in recent years brokers have been increasingly restrictive in declaring stockholder vote proposals to be "routine" and voting the underlying shares without instructions from the beneficial owners, which tends to lower voting participation compared to the past and make absolute majorities more difficult to obtain We anticipate most brokers would consider an employee stock purchase plan share increase to be "non-routine" and would not vote the underlying shares without instructions from the beneficial holders. We had one matter in each of 2014, 2013 and 2012 for which only 51%, 59% and 49% voted "yes", "no" or "abstain", respectively. With participation rates at these levels, it is obviously difficult to obtain an Absolute Majority vote.

Amending the Bylaws as proposed would allow options to purchase shares under an employee stock purchase plan intended to qualify under Section 423 of the Code to comply with Section 8.1 of our Bylaws by removing the need for an Absolute Majority vote to approve such a plan. The amendment to the Bylaws is not intended to have any further effect. A copy of the proposed Bylaws following the amendment is enclosed as Appendix A to this proxy statement.

Vote Required; Recommendation of our Board of Directors

An Absolute Majority Vote is required to approve this proposal. Therefore, failure to vote or an abstention will have the same effect as a vote against the amendment. If approved by the stockholders, the proposed Bylaws, as amended, will become effective immediately. If an Absolute Majority vote FOR this proposal is not obtained, our Bylaws will continue in their current form.

Our Board of Directors unanimously recommends a vote FOR the proposal to amend our Bylaws.

PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF 1997 EMPLOYEE STOCK PURCHASE PLAN

We are seeking your approval to amend and restate our 1997 Employee Stock Purchase Plan (the "ESPP"), including an increase in the number of shares of our common stock available for issuance under the ESPP by 75,000 shares - from 375,000 to 450,000 shares. The proposed 75,000 share increase represents approximately 1.2% of our current shares outstanding.

Our proposed plan changes the formula for the "base price", which is the price based on the fair market value of stock at the beginning of an offering period which may be used to purchase stock under the ESPP to the fair market value of stock at the beginning of an offering period less a discount equal to the lesser of (i) a 15% discount to the fair market value at the beginning of an offering period and (ii) one cent. Our current ESPP uses a 5% discount to the fair market value at the beginning of an offering period to determine the base price. While it is theoretically possible the proposed base price will be less than the current base price for a given stock value, this has not been the case for any trade price reporting by NASDAQ since our IPO in July 1997.

Among the changes in our ESPP as opposed to our current ESPP are changes we hope will increase participation in the ESPP. Under both the current and proposed ESPP there are four scheduled offering periods commencing at the beginning of each calendar quarter. Our proposed ESPP also starts a new offering period when the fair market value of our stock achieves a new intraquarter low. We believe some employees may have desired to enroll in our current ESPP but did not complete the required form timely as they had several months to enroll and then other matters took precedence. We believe such employees would have an incentive to complete the form earlier under our proposed ESPP as a new offering period may occur at any time when a new intraquarter low is achieved. The effect of having offering periods begin at intraquarter lows will have the opposite effect on purchase prices under the ESPP as the change in base price formula described above. We believe future volatility in our stock will be a key factor in determining which effect is greater.

In addition, the proposed ESPP allows for participants to withhold a positive fixed amount in addition to a whole percentage from each compensation payment to be used to purchase shares under the ESPP. We believe giving certain employees the flexibility to withhold a specific amount, which may be less than the minimum threshold under the current ESPP, will make it more likely they will choose to participate under the proposed ESPP.

Under both our current and our proposed ESPP, the purchase price of stock can never be less than (i) a 15% discount to fair market value at the time of purchase and (ii) a 15% discount to fair market value at the beginning of an offering period, although the purchase price may be greater than both in certain circumstances, as further discussed below.

Background – Purchase Price at the end of an Accumulation Period. Our ESPP is designed to make scheduled purchases at the end of every accumulation period. Accumulation periods are the three months corresponding with calendar year quarters, with an according four scheduled purchases per year, under both our current and proposed ESPP.

We believe that our ESPP can assist us in attracting and retaining skilled personnel and lower our cash outflows. Two years ago, the participation rate in our ESPP was only approximately 24%. We noted the participation in our ESPP had been higher in periods when the purchase price was the lower of (i) a 15% discount to fair market value at the beginning of an offering period and (ii) a 15% discount to fair market value at the time of purchase at the end of any accumulation period (a "Traditional Lookback Price"), as was the case from the adoption of our ESPP until our ESPP amendment and restatement effective on July 1, 2005. From our ESPP amendment and restatement with changes effective on July 1, 2005 until our ESPP amendment and restatement with changes effective July 1, 2013, all ESPP purchases occurred at a 15% discount to the fair market value at the end of an accumulation period scheduled under our ESPP, without regard to the price at the beginning of the applicable offering period. In May 2013, our stockholders approved the current ESPP which incorporated the features described in the rest of this section. We believe this made the ESPP more attractive to our employees and increased participation in the ESPP.

We considered adding a Traditional Lookback Price to make our ESPP more attractive to employees and increase participation. We considered that a Traditional Lookback Price potentially gave employees an incentive to help increase the stock price, as employees would get the benefit of buying at a lower price for some time period. However, we were concerned with the potential expense and dilution of using a Traditional Lookback Price. For example, in December 2003 we had employees purchase stock at a discount in excess of 87% (the "Deep Discount Purchase") to the market price due to the Lookback Price in our ESPP and steep increase in the market value of our stock in a relatively short period of time, and, accordingly, shares approved under our ESPP were utilized more quickly than anticipated.

We considered features that could lower the cost and dilution of using a Traditional Lookback Price. In May 2013, our stockholders approved the current ESPP which incorporated the two features described in the rest of this section. We believe this made the ESPP more attractive to our employees. Employee participation in our ESPP has increased from approximately 24% two years ago to 42% today.

The first of two such features is to lower the maximum price discount at which shares may be purchased based on the beginning of an offering period. Our current ESPP uses a discount of 5% and our proposed ESPP uses a discount of the lower of (i) 15% and (ii) one cent. This is in contrast to a 15% maximum discount at the beginning of an offering period under a Traditional Lookback Price regardless of the underlying stock price.

The second of two features we installed to lower the cost and dilution of using a Traditional Lookback Price is to set a "cap", or maximum level, on the discount to fair market value at which shares could be purchased in situations where the discounted price available under the ESPP based on the fair market value at the beginning of the applicable offering period was less than the discounted price available under the ESPP based on the fair market value at the time of purchase. It was such a scenario that led to the Deep Discount Purchase. Such purchases may be made in compliance with Section 423 of the Code at discounts to fair market value at the time of purchase of 87% or more because the price is based on and compared to the purchase price at the beginning of the applicable offering period. Our current and proposed ESPP sets a maximum discount, or cap, of 35% of the fair market value at the time of purchase in such circumstances. So if the stock prices that led to the 87% under the Deep Discount Purchase were to recur, the shares would be purchased at a 35% discount under our current and proposed plans. This may lead to purchases under our ESPP that are at less than a 15% discount, equal to, or at a premium to fair market value at the beginning of the corresponding offering period. After our current ESPP became applicable for offering periods beginning after July 1, 2013, our stock price has increased significantly. The five scheduled purchased since an offering period that began on October 1, 2013 were at 35% rather than the discounts of 43%, 53%, 54%, 63% and 73%, respectively, that would have occurred if we utilized a Traditional Lookback Price, which has lowered dilution and extended the time before stockholder-approved shares were fully utilized from what would have occurred if our ESPP utilized a Traditional Lookback Price.

Summary. Our proposed ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. We believe our proposed ESPP retains the economically attractive benefits of a plan utilizing a Traditional Lookback Price but will be less expensive and dilutive to stockholders. We believe our proposed ESPP will increase our participation rate and correspondingly lower cash outflows for employee compensation from what they otherwise would have been.

In February 2015, our Board of Directors approved this amendment contingent on stockholder approval. The proposed ESPP is enclosed as Appendix B to this proxy statement. A summary of ESPP features is provided below.

Summary of proposed Employee Stock Purchase Plan

General. Our ESPP was originally approved by our Board of Directors and stockholders in April 1997, and provides our employees with the opportunity to increase their proprietary interest in the success of the Company by purchasing shares of common stock on favorable terms. The number of shares of common stock previously authorized for issuance by our stockholders under our ESPP was 375,000. 374,169 of these authorized shares have been used to purchase shares under our ESPP to date, leaving us with only 831 shares available for issuance under our ESPP. If an increase in shares is not approved, based on recent experience we believe we will make one partial purchase on March 31, 2015 where employees will receive significantly less shares than they have otherwise would have received and no purchases in future periods.

Administration. The Compensation Committee of our Board of Directors is responsible for the administration of our ESPP. Our ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. All questions of interpretation or application of our ESPP are to be determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

Eligibility and Participation. Currently, all U.S. employees who work more than 20 hours per week for more than five months per calendar year, and are employed by us or one of our U.S. subsidiaries are eligible to participate in our ESPP, unless the employee would own 5% or more of the total combined voting power of our stock at the start of an offering period. Participation in the ESPP is voluntary.

Offering Periods and Accumulation Periods. Shares of stock are offered for purchase through a series of consecutive, overlapping 27-month offering periods. New offering periods start on each January 1, April 1, July 1 and October 1 as well as on any intraquarter low. Each offering period includes up to nine successive three-month accumulation periods which start on each January 1, April 1, July 1 and October 1 and end with a planned stock purchase on each March 31, June 30, September 30 and December 31, respectively. The maximum number of shares which may be purchased in any given 27-month offering period is 1,800 shares.

Market-based Enrollment in a Subsequent Offering Period. When the base price of stock at the beginning of a new offering period is lower than that at the beginning of the offering period in which a participant is currently enrolled, such participant is automatically enrolled in such new offering period, subject to certain limitations. Participants have the right to opt-out of this automatic enrollment as well as to opt-in to an offering period in which they would not have been automatically enrolled.

Purchase Price at the end of an Accumulation Period. The purchase price per share at the end of an accumulation period is to be the lesser of (i) a 15% discount to fair market value at the time of purchase and (ii) the greater of (A) a 15% discount to fair market value at the beginning of an offering period not to exceed 27 months, (B) a one cent discount to fair market value at the beginning of an offering period not to exceed 27 months and (C) 65% of the fair market value at the time of purchase. The purchase price per share at the end of an accumulation period can never be less than (i) a 15% discount to fair market value at the time of purchase and (ii) a 15% discount to fair market value at the beginning of an offering period, although the purchase price will be greater than both in two circumstances. The first occurs when our stock price at the start of an offering period is sufficiently high that one cent is less than 15% of the value of a share and a purchase is made based on the price at the start of such offering period. The second is where the fair market value of stock has increased by enough in a given offering period that the maximum discount feature of our plan as described in the sixth paragraph of the "Background – Purchase Price at the end of an Accumulation Period" section above is applicable.

Payroll Deductions; Payment of Purchase Price. Employees may either authorize payroll deductions in 1% multiples of cash compensation for each accumulation period they complete within an offering period, up to a maximum of 10%, or have a positive fixed amount withheld from each cash compensation payment. No more than $2,500 from payroll deductions may be withheld in any calendar month. An employee may elect a different payroll deduction no more than two times in any rolling three-month period, three times in any rolling six-month period and four times in any rolling twelve-month period.

Deposits into an account which is used to Purchase Stock at the end of an Accumulation Period. A Participant may make a deposit into an account which is used to Purchase Stock at the end of an accumulation period during the first 15 days of a new Offering Period applicable to such Participant or the first 15 days of a new Accumulation Period applicable to such Participant. A participant may have no more than $10,000 in such an account at any time.

Purchase of Stock. An employee properly enrolled in our ESPP is entitled to purchase shares on the last day of the accumulation period. The number of shares to be purchased at the end of an accumulation period is determined by dividing the amount accumulated in such participant's account during the period by the applicable purchase price, subject to a maximum of 200 shares. Unless the employee's participation is discontinued prior to such purchase, his or her purchase of the shares will occur automatically at the end of the accumulation period at the applicable price.

Participants may forego any or further payroll deductions in an offering period and may also make a deposit as part of a decision to purchase as many as 1,800 shares at the greater of (i) a 85% of the fair market value or (ii) the fair market value less one cent effective at the beginning of any offering period or at 5 p.m. on any day prior to the last day of an accumulation period. Any participant choosing this option may not enter a new offering period, including following a withdrawal from our ESPP, until the end of such 27-month offering period.

Notwithstanding the foregoing, no participant may participate in our ESPP if immediately after such election to participate, the participant would own stock and/or outstanding options to purchase stock possessing five percent or more of the total combined voting power of our stock. In addition, no participant is permitted to purchase stock with a value in excess of $25,000 (determined at the fair market value of the stock as of the beginning of the applicable offering period) in any calendar year.

Withdrawal. Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must re-enroll in our ESPP.

Termination of Employment. If a participant's employment terminates for any reason, including disability or death, such participant will be withdrawn from the ESPP on the penultimate day of the accumulation period in which the termination of employment occurred, unless the termination occurred on the last day of an accumulation period, in which case the participant will be withdrawn from the ESPP immediately following the purchase of stock, if any, at the end of the close of such accumulation period.

Changes in Capitalization. The number of shares reserved under our ESPP, the accumulation period share purchase limit, offering period-related purchase limits and relevant accumulation and offering period purchase price per share provisions under our ESPP shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of our common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by us, the distribution of the shares of a subsidiary to our stockholders or a similar event. Such adjustment shall be made by our Board of Directors, whose determination in that respect shall be final, binding and conclusive.

Change of Control, Merger or Consolidation. In the event of a change of control (as defined in our ESPP), any accumulation periods and offering periods then in progress shall terminate and shares are to be purchased under our ESPP immediately prior to the effective time of the change in control. In the event of a merger or consolidation which does not constitute a change of control, the ESPP shall continue unless the plan of merger or consolidation provides otherwise.

Amendment and Termination of the ESPP. The Board of Directors may at any time terminate or amend our ESPP. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code.

Incorporation by Reference. The foregoing is only a summary of our ESPP and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

Federal Income Tax Consequences

The following brief summary of our understanding of the effect of U.S. federal income taxation upon the participant and us with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

Our ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the length of the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to the lesser of (i) 15% of the fair market value of the shares or (ii) one cent. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Participation in the ESPP

We are unable to predict the amount of benefits that will be received by or allocated to any particular participant under our ESPP. The following table sets forth the number of shares purchased under our ESPP during 2014 by each of (i) the Named Executive Officers; (ii) all Executive Officers as a group; and (iii) all employees, including all Executive Officers, as a group. Non-employee directors are not eligible for participation in our ESPP.

Name and Position	Number of Shares Purchased	Weighted Average Purchase Price	Average Discount
Kevin S, Wilson (1). Chief Executive Officer and President	—	$—	—
Robert B. Grieve, Ph.D. (1) Executive Chair	—	$—	—
Michael J. McGinley, Ph.D. President, Biologicals & Pharmaceuticals	368	$8.16	35.0%
Jason A. Napolitano (2) Executive Vice President, Chief Financial Officer and Secretary	—	$—	—
Steven M. Asakowicz. Executive Vice President, Companion Animal Health Sales	600	$10.31	26.5%
Rodney A. Lippincott. Executive Vice President, Companion Animal Health Sales	600	$10.31	26.5%
All executive officers as a group (8 persons)	2,613	$9.21	30.9%
All employees, including all Executive Officers, as a group	29,847	$8.58	33.4%

________________

(1)	Mr. Wilson and Dr. Grieve were ineligible to participate in our ESSP in 2014 as we believe they each exceeded the 5% ownership limit throughout 2014.
(2)	Mr. Napolitano exercised an Immediate Purchase Right, as defined in our ESPP, at the beginning of an offering period beginning on October 1, 2013 and deposited $9,918 at the time of election to purchase 1,800 shares at $5.51 per share, or a 5% discount to the then current market price of $5.80, and is thus ineligible to purchase more shares under the ESPP until after his current offering period expires on December 31, 2015.

Vote Required; Recommendation of our Board of Directors

An Absolute Majority Vote is required to approve this proposal if Proposal No. 2 does not pass. In this case, failure to vote or an abstention will have the same effect as a vote against the amendment and restatement. A Quorum Majority is required to approve this Proposal if Proposal No. 2 passes. If approved by the stockholders, the proposed Amended and Restated 1997 Employee Stock Purchase Plan will become effective immediately. If an Absolute Majority vote FOR this proposal is not obtained, our ESPP will continue in its current form.

Our Board unanimously recommends a vote FOR the proposal to amend and restate the 1997 Employee Stock Purchase Plan.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our Board of Directors is submitting the appointment of EKS&H LLLP ("EKS&H") as the Company's independent registered public accountant for stockholder ratification at the 2015 Annual Meeting. EKS&H has served as our independent registered public accountant since March 31, 2006. A representative of EKS&H is expected to be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Such representative also is expected to be available to answer questions at the meeting.

Vote Required; Recommendation of our Board of Directors

Stockholder ratification of the appointment of EKS&H as our independent registered public accountant is not required by our bylaws or otherwise. Our Board, however, is submitting the appointment of EKS&H to the stockholders for ratification as a matter of good corporate governance practice. If a Voting Majority is FOR this proposal, we will consider the ratification of our independent registered public accountant for 2015 complete. If stockholders fail to ratify the appointment, our Audit Committee will reconsider whether or not to retain EKS&H as our independent registered public accountant, although our Audit Committee maintains the full discretion to continue to retain EKS&H in such a circumstance. Even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Our Board unanimously recommends a vote FOR the ratification of EKS&H as our independent registered public accountant for fiscal 2015.

PROPOSAL NO. 5

OFFER APPROVAL OF EXECUTIVE COMPENSATION IN A

NON-BINDING ADVISORY VOTE

The Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), enacted in July 2010, and Section 14A of the Securities and Exchange Act of 1934 require that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers. We are asking for your advisory vote on the following resolution (the "say-on-pay" resolution):

RESOLVED, that the compensation paid to the company's named executive officers, as disclosed in the subsection of this proxy statement titled "Executive Compensation", including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

We did not offer a stockholder vote on executive compensation prior to such a vote being required under Dodd-Frank as we believe this topic is best handled by a deliberative compensation committee with access to detailed information on each executive's individual performance, which it may not be appropriate or in a company's best interest to disclose, and accordingly, a general vote on the subject is unlikely to provide valuable insight to such a committee in its role of determining appropriate compensation for a given executive officer, or executive officers as a group.

At our 2014 Annual Meeting, an identical resolution received 88.2% of votes "for" and 11.8% "against" of the shares voted "for" or "against".

Compensation Philosophy

As described in greater detail under the heading "Executive Compensation", we seek to closely align the interests of our named executive officers with the interests of our stockholders. The ultimate objective of our executive compensation program is to attract, retain and reward executives who will enhance the value and profitability of the Company and increase stockholder value. The Compensation Committee strives to provide competitive compensation opportunities with the ultimate amount of compensation received tied significantly to short-term and long-term Company performance. Inherent in our approach is the philosophy that compensation can align behavior and actions with stockholder interests, attract and retain stronger executives and thus create value for stockholders over time.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Vote Required; Recommendation of our Board of Directors

If a Voting Majority is FOR this proposal, we will consider the non-binding, advisory approval of the compensation paid to our named executive officers to have occurred. If such a Voting Majority is not obtained, our Compensation Committee may consider changes to some of our executive compensation policies, although our Compensation Committee maintains its full discretion in this area as this is an advisory vote only.

Our Board of Directors unanimously recommends a vote FOR an offer of approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers in fiscal year 2014.

POTENTIAL VOTE NO. 6

ADVISORY VOTE WITH RESPECT TO DISCRETIONARY VOTING BY PROXYHOLDERS

Other than the five items of business previously described in Proposal No. 1, Proposal No. 2, and Proposal No. 3, Proposal No. 4 and Proposal No. 5 we are not aware of any other business to be acted upon at the 2015 Annual Meeting. Since our 1997 initial public offering, only items that were described in the proxy materials made available to stockholders prior to the corresponding Annual Meeting or Special Meeting were resolved by a vote of our stockholders at such meetings. While we have taken steps to ensure this remains the case, it is possible other business may properly come before our 2015 Annual Meeting, via the efforts of a stockholder or otherwise. In such a circumstance, our proxyholders – Robert B. Grieve, our Executive Chair, Jason A. Napolitano, our Executive Vice President, Chief Financial Officer and Secretary and Nancy Wisnewski, our Executive Vice President, Product Development and Customer Support – will have the discretion to vote shares for which we have been granted a proxy as they may determine. As a matter of good corporate governance practice, we are asking stockholders to submit an advisory vote for the proxyholders' consideration in such a circumstance. We will interpret a "for" vote as an indication that the stockholder's preference is that the proxyholders exercise their voting discretion in a manner they determine to be in the best interest of the Company's stockholders, an "against" vote as an indication that the stockholder's preference is that the proxyholders exercise their voting discretion against any proposal brought to a vote as outlined above, including a proposal the proxyholders otherwise believe to be in the best interests of the Company's stockholders, and an "abstain" or non-vote as an indication that the stockholder does not wish to express a preference regarding such a circumstance. It is important to note this is an advisory vote only, and that while the proxyholders may consider the advisory vote in such a circumstance, the proxyholders retain full discretion to vote as they may determine regardless of any outcome of the advisory vote.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote FOR your preference being that the proxyholders exercise their voting discretion in a manner they determine to be in the best interest of the Company's stockholders, if other business properly comes before the 2015 Annual Meeting and you are voting by proxy.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of March 16, 2015 by each of the Named Executive Officers listed in the Summary Compensation Table, each of our Directors, all of our Directors and Executive Officers as a group, and each person who is known by us to be the beneficial owner of more than 5% of our common stock. We had 6,388,698 shares outstanding on March 16, 2015, the Record Date. On March 17, 2015, we issued 77,605 shares to certain Executive Officers as detailed in footnote 2 of "Option Tables" below, which is excluded from "Ownership Table" and "Option Tables" below as the share issuance occurred after the Record Date.

Ownership Table

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
CMC Master Fund, L.P. (2)	350,000	5.5%
525 University Avenue, Suite 200 Palo Alto, CA 94301
Executive Officers and Directors
William A. Aylesworth (3)	66,415	1.0%
G. Irwin Gordon (3)	51,893	*
Robert B. Grieve, Ph.D. (3)(4)(5)	293,403	4.5%
Sharon L. Riley (3)	24,000	*
David E. Sveen, Ph.D. (3)(6)	28,652	*
Bonnie J. Trowbridge (3)	1,346	*
Kevin S. Wilson (3)(7)	476,541	7.4%
Carol A. Wrenn (3)	15,630	*
Steven M. Asakowicz (3)	8,036	*
Rodney A. Lippincott (3)	8,036	*
Michael J. McGinley, Ph.D. (3)	103,877	1.6%
Jason A. Napolitano (3)(5)(8)	196,335	3.0%

All Directors and Executive Officers as a group	1,373,188	19.7%
(14 persons)(3)(4)(5)(6)(7)(8)

*	Amount represents less than 1% of our common stock.
(1)	To our knowledge and unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to securities. Shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 16, 2015, including fractional shares discussed in footnote 3 below, are deemed outstanding and beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Based upon information derived from an amended Schedule 13D filed by CMC Master Fund, L.P. on February 10, 2015 for holdings on February 9, 2015.
(3)	Includes "Shares Owned", "Unvested Shares" and "Exercisable Options" from "Exercisable Option Table" below as well as fractional shares underlying options from footnote 3 of "Option Tables" below for each Director and Named Executive Officer, as well as for all Directors and Executive Officers as a group. Any resulting fractional share has been counted as a whole share for purposes of this table.
(4)	Dr. Grieve is the spouse of a woman ("Mrs. Grieve") who owns Heska Corporation shares. Includes 3,727 shares of common stock held for the benefit of Dr. and Mrs. Grieve's children and 1,564 shares of common stock held by Mrs. Grieve, all of with respect to which Dr. Grieve disclaims beneficial ownership.
(5)	Includes one share jointly owned by Dr. Grieve and Mr. Napolitano.
(6)	Includes 14,285 shares held by Bethany Creek Partners, LP and 7,143 shares held by Lindberg Capital Partners, LP. Dr. Sveen is a general partner of, and an investor in, both Bethany Creek Partners, LP and Lindberg Capital Partners, LP.
(7)	Mr. Wilson is the spouse of a woman ("Mrs. Wilson") who owns Heska Corporation shares. Includes 124,099 shares held by Cuattro, LLC. Mr. Wilson, Mrs. Wilson and trusts for the benefit of their children and family own a 100% interest in Cuattro, LLC. Also includes 20,092 shares owned by Mrs. Wilson and 65,728 shares held in trusts for the benefit of Mr. and Mrs. Wilson's children for which a third party is trustee. Mr. Wilson disclaims beneficial ownership of the shares held by Mrs. Wilson and trusts for the benefit of Mr. and Mrs. Wilson's children.
(8)	Mr. Napolitano is the spouse of a woman ("Mrs. Napolitano") who owns 602 shares of common stock which is included in the table above, with respect to which Mr. Napolitano disclaims beneficial ownership.

Option Tables (as of March 16, 2015)

Exercisable Option Table

Name	Shares Owned (1)	Unvested Shares (2)	Exercisable Options (3)	Exercisable Option Price Range (4)	Exercisable Option Average Price (5)	Weighted Average Remaining Contractual Life (6)	Exercisable "In-the Money" Options (7)	Net Shares From Exercisable Options (8)
William A. Aylesworth	37,397	—	29,016	$ 6.66-22.50	$12.53	6.10	29,016	13,924
G. Irwin Gordon	9,504	—	42,387	$ 6.66-22.50	$11.48	4.91	42,387	22,188
Robert B. Grieve, Ph.D. (9)(10)	76,459	63,572	153,372	$ 4.40-18.30	$11.14	4.13	153,372	82,493
Sharon L. Riley	4,000	—	20,000	$ 8.34-12.40	$10.49	7.67	20,000	11,296
David E. Sveen, Ph.D. (11)	21,428	—	7,224	$ 7.31-11.47	$10.19	9.00	7,224	4,170
Bonnie J. Trowbridge	—	—	1,346	$18.36-18.36	$18.36	9.86	1,346	321
Kevin S. Wilson (12)	340,229	121,500	14,812	$ 7.36- 8.35	$ 7.76	8.38	14,812	10,044
Carol A. Wrenn	4,000	—	11,630	$ 8.10-11.47	$ 9.65	8.51	11,630	6,972
Steven M. Asakowicz	600	—	7,436	$ 7.36-18.13	$ 9.08	8.52	7,436	4,633
Rodney A. Lippincott	600	—	7,436	$ 7.36-18.13	$ 9.08	8.52	7,436	4,633
Michael J. McGinley, Ph.D.	15,839	—	88,035	$ 4.40-18.30	$ 8.87	4.95	88,035	55,617
Jason A. Napolitano (10)(13)	84,234	—	112,100	$ 4.40-18.30	$ 9.59	4.06	112,100	67,494

All Directors and Executive
Officers as a group
(14 persons)(9)(10) (11)(12)(13)	609,465	185,072	578,643	$ 4.40-22.50	$10.16	5.05	578,643	334,760

Outstanding Option Table

Name	Shares Owned (1)	Unvested Shares (2)	Outstanding Options (14)	Outstanding Option Price Range (15)	Outstanding Option Average Price (16)	Weighted Average Remaining Contractual Life (17)	Outstanding "In-the-money" Options (18)	Net Shares From Exercisable Options (19)
William A. Aylesworth	37,997	—	29,016	$ 6.66-22.50	$12.53	6.10	29,016	13,924
G. Irwin Gordon	9,504	—	42,387	$ 6.66-22.50	$11.48	4.91	42,387	22,188
Robert B. Grieve, Ph.D. (9)(10)	76,459	63,572	193,269	$ 4.40-18.30	$10.41	4.99	193,269	109,761
Sharon L. Riley	4,000	—	20,000	$ 8.34-12.40	$10.49	7.67	20,000	11,296
David E. Sveen, Ph.D. (11)	21,428	—	7,224	$ 7.31-11.47	$10.19	9.00	7,224	4,170
Bonnie J. Trowbridge	—	—	1,346	$18.36-18.36	$18.36	9.86	1,346	321
Kevin S. Wilson (12)	340,229	121,500	36,000	$ 7.36- 8.35	$ 7.66	8.46	36,000	24,554
Carol A. Wrenn	4,000	—	11,630	$ 8.10-11.47	$ 9.65	8.51	11,630	6,972
Steven M. Asakowicz	—	—	26,500	$ 7.36-18.13	$12.04	8.99	26,500	13,265
Rodney A. Lippincott	—	—	26,500	$ 7.36-18.13	$12.04	8.99	26,500	13,265
Michael J. McGinley, Ph.D.	15,839	—	122,225	$ 4.40-18.30	$ 9.63	6.02	122,225	73,363
Jason A. Napolitano (10)(13)	84,234	—	145,999	$ 4.40-18.30	$10.07	5.17	145,999	85,020

All Directors and Executive
Officers as a group
(14 persons)(9)(10) (11)(12)(13)	609,465	185,072	798,094	$ 4.40-22.50	$10.33	6.07	798,094	455,967

(1)	To our knowledge and unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of common stock, which shares of common stock are not subject to any vesting restriction, shown in the column, subject to community property laws where applicable and the information contained in the footnotes of this table.
(2)	To our knowledge and unless otherwise noted, the persons named in the table have sole voting power with respect to all shares of common stock, which shares of common stock are subject to vesting restrictions, shown in the column, subject to community property laws where applicable and the information contained in the footnotes of this table. Dr. Grieve and Mr. Wilson have unvested shares related to their employment agreements, as described herein. Dr. Grieve's grant of 63,572 shares is to vest in full on April 30, 2017, subject to other vesting provisions in his employment agreement. Mr. Wilson has 82,500 shares subject to time-based vesting and 39,000 shares subject to stock price-based vesting. Mr. Wilson's shares subject to time-based vesting are to vest in three equal tranches on each of March 26 of 2016, 2017 and 2018, subject to other vesting provisions in his employment agreement. Mr. Wilson's shares subject to stock price-based vesting, are to vest in three equal tranches upon the Company's stock price achieving certain pre-determined benchmarks, subject to other vesting provisions in his employment agreement. On March 17, 2015, Mr. Asakowicz, Mr. Lippincott, Dr. McGinley, Mr. Napolitano and certain other Executive Officers were issued unvested shares related to a performance-based restricted stock grant (each a "Performance Grant"), and a performance-based restricted stock grant related to the Company's 2015 Management Incentive Plan (each an "MIP Grant"). Each Performance Grant is to cliff vest on March 17, 2018, subject to the Company's achievement of a specified performance condition and other vesting provisions in the related restricted stock grant agreement. Each MIP Grant is to vest on the date MIP Payouts are to be made under the 2015 Management Incentive Plan ("MIP") and are subject to the Company's achievement of certain financial goals and other vesting provisions in the related restricted stock grant agreement. Mr. Asakowicz has a Performance Grant of 5,446 shares and an MIP Grant of 4,340 shares. Mr. Lippincott has a Performance Grant of 5,446 shares and an MIP Grant of 4,340 shares. Dr. McGinley has a Performance Grant of 12,863 shares and an MIP Grant of 3,592 shares. Mr. Napolitano has a Performance Grant of 12,863 shares and an MIP Grant of 4,583 shares. All Executive Officers as a group have 52,956 shares under Performance Grants and 24,649 shares under MIP Grants. All Performance Grants and MIP Grants are excluded from the "Unvested Shares" as the issuance of these shares occurred after the Record Date of March 16, 2015. No Director, other than Dr. Grieve and Mr. Wilson, owns unvested shares of the Company's common stock.
(3)	Represents shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 16, 2015, excluding such exercisable options to purchase fractional shares resulting from Heska's December 2010 1-for-10 reverse stock split as follows - Mr. Aylesworth: 1.5 fractional shares with an option price range of $11.00-22.50, an average price of $16.37 and a weighted average remaining contractual life of 1.61 years, Mr. Gordon: 1.5 fractional shares with an option price range of $11.00-22.50, an average price of $16.37 and a weighted average remaining contractual life of 1.61 years, Dr. McGinley: 3.0 fractional shares with an option price range of $8.80-17.17, an average price of $12.82 and a weighted average remaining contractual life of 0.82 years, Mr. Napolitano: 1.0 fractional shares with an option price range of $17.17-17.17, an average price of $17.17 and a weighted average remaining contractual life of 1.67 years, and all Directors and Executive Officers as a group: 9.0 fractional shares with an option price range of $8.80-22.50, an average price of $14.93 and a weighted average remaining contractual life of 1.26 years. Other persons listed in the table above but not previously in this footnote have no exercisable options to purchase fractional shares resulting from Heska's December 2010 1-for-10 reverse stock split. Heska intends to issue whole shares only from option exercises.
(4)	Represents the lowest and highest strike price for stock options exercisable within 60 days of March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(5)	Represents the average strike price for stock options exercisable within 60 days of March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(6)	Represents the weighted average remaining contractual life, in years, for stock options exercisable within 60 days of March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(7)	Represents shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split, that have a strike price less than $24.10, the closing market price per share of Heska stock on March 16, 2015.
(8)	Represents net shares under the Treasury Stock method assuming a market price per share of $24.10, the closing market price per share of Heska stock on March 16, 2015, for shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 16, 2015 that have a strike price less than $24.10, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(9)	Includes 3,727 shares of common stock held for the benefit of Dr. and Mrs. Grieve's children and 1,564 shares of common stock held by Mrs. Grieve, all of with respect to which Dr. Grieve disclaims beneficial ownership.
(10)	Includes one share jointly owned by Dr. Grieve and Mr. Napolitano.
(11)	Includes 14,285 shares held by Bethany Creek Partners, LP and 7,143 shares held by Lindberg Capital Partners, LP. Dr. Sveen is a general partner of, and an investor in, both Bethany Creek Partners, LP and Lindberg Capital Partners, LP.
(12)	Includes 124,099 shares held by Cuattro, LLC. Mr. Wilson, Mrs. Wilson and trusts for the benefit of their children and family own a 100% interest in Cuattro, LLC. Also includes 20,092 shares owned by Mrs. Wilson and 65,728 shares held in trust for the benefit of Mr. and Mrs. Wilson's children for which a third party is trustee. Mr. Wilson disclaims beneficial ownership of the shares held by Mrs. Wilson and trusts for the benefit of Mr. and Mrs. Wilson's children.
(13)	Includes 602 shares of common stock held by Mrs. Napolitano, with respect to which Mr. Napolitano disclaims beneficial ownership.

(14)	Represents shares of common stock issuable upon exercise of stock options outstanding on March 16, 2015, excluding outstanding options to purchase fractional shares resulting from Heska's December 2010 1-for-10 reverse stock split as follows - Mr. Aylesworth: 1.5 fractional shares with an option price range of $11.00-22.50, an average price of $16.37 and a weighted average remaining contractual life of 1.61 years, Mr. Gordon: 1.5 fractional shares with an option price range of $11.00-22.50, an average price of $16.37 and a weighted average remaining contractual life of 1.61 years, Dr. McGinley: 3.0 fractional shares with an option price range of $8.80-17.17, an average price of $12.82 and a weighted average remaining contractual life of 0.82 years, Mr. Napolitano: 1.0 fractional shares with an option price range of $17.17-17.17, an average price of $17.17 and a weighted average remaining contractual life of 1.67 years, and all Directors and Executive Officers as a group: 9.0 fractional shares with an option price range of $8.80-22.50, an average price of $14.93 and a weighted average remaining contractual life of 1.26 years. Other persons listed in the table above but not previously in this footnote have no outstanding options to purchase fractional shares resulting from Heska's December 2010 1-for-10 reverse stock split. Heska intends to issue whole shares only from option exercises.
(15)	Represents the lowest and highest strike price for stock options outstanding on March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(16)	Represents the average strike price for stock options outstanding on March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(17)	Represents the weighted average remaining contractual life, in years, for stock options outstanding on March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.
(18)	Represents shares of common stock issuable upon exercise of stock options outstanding on March 16, 2015, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split, that have a strike price less than $24.10, the closing market price per share of Heska stock on March 16, 2015.
(19)	Represents net shares under the Treasury Stock method assuming a market price per share of $24.10, the closing market price per share of Heska stock on March 16, 2015, for shares of common stock issuable upon exercise of stock options outstanding that have a strike price less than $24.10, excluding options to purchase fractional shares resulting from Heska's December 2010 reverse stock split.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, Executive Officers and persons who own more than 10% of a registered class of our equity securities to file reports of holdings and transactions of Heska common stock and other equity securities with the SEC. Directors, Executive Officers and 10% or greater stockholders are required by SEC regulations to furnish us with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to us and the representations made by the reporting persons to us, we believe that during 2014 our Directors, Executive Officers and 10% or greater stockholders complied with all filing requirements under Section 16(a) of the Exchange Act.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon exercise of options and rights under all of our equity compensation plans as of December 31, 2014, including the 1997 Stock Incentive Plan, the 1997 Employee Stock Purchase Plan and the 2003 Equity Incentive Plan. Our stockholders have approved all of these plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (1)	(b) Weighted-Average Exercise Price of Outstanding Options and Rights (1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders	1,074,251	$10.11	212,026
Equity Compensation Plans Not Approved by Stockholders	None	None	None
Total	1,074,251	$10.11	212,026

(1)	Excluding outstanding options to purchase an aggregate of 37.4 fractional shares with a weighted average strike price of $10.55 resulting from our December 2010 reverse stock split.

Our stockholders have authorized that up to 375,000 shares may be issued under our 1997 Employee Stock Purchase Plan. 374,169 of these authorized shares have been used to purchase shares under the 1997 Employee Stock Purchase Plan through December 31, 2014, leaving 831 shares currently remaining for purchase under our 1997 Employee Stock Purchase Plan on December 31, 2014.

SIGNIFICANT RELATIONSHIPS AND TRANSACTIONS WITH DIRECTORS, OFFICERS OR PRINCIPAL STOCKHOLDERS

Related Party Transactions

Pursuant to our code of ethics for senior executives and financial officers, a copy of which is available on Heska's website at www.heska.com, and our Corporate Governance Committee charter, our Audit Committee or our Corporate Governance Committee must review and approve any transaction that the Company proposes to enter into that would be required to be disclosed under Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires the Company to disclose in its proxy statement any transaction involving more than $120,000 in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person for purposes of this analysis is any executive officer, director, nominee for director, or holder of 5% or more of the Company's common stock, or an immediate family member of any of those persons.

On February 24, 2013, we acquired a 54.6% interest (the "Acquisition") in Cuattro Veterinary USA, LLC, which was, subsequently, renamed Heska Imaging US, LLC. This transaction marked our entry into the veterinary imaging market.

Kevin S. Wilson is Heska Corporation's Chief Executive Officer and President as well as a member of Heska Corporation's Board of Directors. Heska Corporation's employment agreement with Mr. Wilson acknowledges that Mr. Wilson has business interests in Cuattro, LLC, Cuattro Software, LLC, Cuattro Medical, LLC and Cuattro Veterinary, LLC which may require a portion of his time, resources and attention in his working hours.

Mr. Wilson is the spouse of Shawna M. Wilson ("Mrs. Wilson"). Mr. Wilson, Mrs. Wilson and trusts for the benefit of their children and family own a 100% interest in Cuattro, LLC, the largest supplier to Heska Imaging, as well as a majority interest in Cuattro Veterinary, LLC and Cuattro Medical, LLC. Cuattro, LLC owns a 100% interest in Cuattro Software, LLC. While the terms of both the Amended and Restated Master License Agreement and the Supply Agreement between Heska Imaging and Cuattro, LLC were negotiated at arm's length as part of the Acquisition, Mr. Wilson has an interest in these agreements and any time and resources devoted to monitoring and overseeing this relationship may prevent us from deploying such time and resources on more productive matters.

Mrs. Wilson, Clint Roth, DVM, Steven M. Asakowicz, Rodney A. Lippincott, Mr. Wilson and Cuattro, LLC own approximately 29.75%, 8.39%, 4.09%, 3.07%, 0.05% and 0.05% of Heska Imaging, respectively, are each a member of Heska Imaging, and each have an interest in the puts and calls discussed below. Steven M. Asakowicz also serves as Heska Corporation's Executive Vice President, Companion Animal Health Sales. Rodney A. Lippincott also serves as Heska Corporation's Executive Vice President, Companion Animal Health Sales. If Mr. Wilson, Mr. Asakowicz or Mr. Lippincott is distracted by these holdings or interests, they may not contribute as much as they otherwise would have to enhancing our business, to the detriment of our stockholder value. While the Operating Agreement was negotiated at arm's length as part of the Acquisition, and requires that none of the members shall cause Heska Imaging to operate its business in any manner other than the ordinary course of business, any time and resources devoted to monitoring and overseeing this relationship may prevent us from deploying such time and resources on more productive matters.

In 2013, following the Acquisition closing, Cuattro, LLC charged Heska Imaging $6.8 million, primarily related to digital imaging products, for which there is an underlying supply contract with minimum purchase obligations, software and services as well as other operating expenses provided for under a license agreement and a supply agreement, respectively; Heska Corporation charged Heska Imaging $2.2 million, primarily related to sales expenses; Heska Corporation net charged Cuattro, LLC $140 thousand, primarily related to facility usage and other services. In general, the entities above have charged one another the lower of cost or market in the absence of a formal contract. Our Corporate Governance Committee has reviewed and approved the information presented in this paragraph.

In 2014, Cuattro, LLC charged Heska Imaging $10.5 million, primarily related to digital imaging products, for which there is an underlying supply contract with minimum purchase obligations, software and services as well as other operating expenses provided for under a license agreement and a supply agreement, respectively; Heska Corporation charged Heska Imaging $3.9 million, primarily related to sales expenses; Heska Corporation net charged Cuattro, LLC $219 thousand, primarily related to facility usage and other services. In general, the entities above have charged one another the lower of cost or market in the absence of a formal contract.

At December 31, 2014, Heska Corporation had accounts receivable from Heska Imaging of $6.1 million; Heska Imaging had a $1.5 million note receivable, including accrued interest, from Cuattro Veterinary, LLC, which is due on March 15, 2016; Heska Imaging had accounts receivable from Cuattro Software, LLC of $871 thousand; Heska Imaging had net accounts payable to Cuattro, LLC of $252 thousand; Heska Corporation had net accounts receivable from Cuattro, LLC of $21 thousand. All monies owed accrue interest at the same interest rate Heska Corporation pays under its credit and security agreement with Wells Fargo Bank, National Association once past due with the exception of the note receivable, which accrues at this rate to its maturity date.

Under the Amended and Restated Operating Agreement of Heska Imaging US, LLC (the "Operating Agreement"), should Heska Imaging meet certain performance criteria, the unit holders of the 45.4% of Heska Imaging we do not own (the "Imaging Minority") have been granted a put option to sell us some or all of the Imaging Minority's position in Heska Imaging following the audit of our financial statements in 2015, 2016 and 2017. Based on Heska Imaging's current ownership position, this put option could require us to deliver up to $17.0 million following calendar year 2015, $17.0 million following calendar year 2016 or $36.9 million following calendar year 2017 – as well as 25% of Heska Imaging's cash (any applicable payment in the aggregate to be defined as the "Put Payment") to acquire the outstanding minority interest in Heska Imaging. While we have the right to deliver up to 55% of the consideration in our Public Common Stock under certain circumstances, such stock is to be valued based on 90% of market value (the "Delivery Stock Value") and is limited to approximately 650 thousand shares in any case. If the Delivery Stock Value is less than the market value of our Public Common Stock at the time of the Acquisition, we do not have the right to deliver any Public Common Stock as consideration.

Under the Operating Agreement, should Heska Imaging meet certain performance criteria, and the Imaging Minority fail to exercise an applicable put to sell us all of the Imaging Minority's position in Heska Imaging following the audit of our financial statements in 2015, 2016 and 2017, we would have a call option to purchase all, but not less than all, of the Imaging Minority's position in Heska Imaging. Based on Heska Imaging's current ownership position, exercising this call option could require us to deliver up to $19.6 million following calendar year 2015, $19.6 million following calendar year 2016 or $42.4 million following calendar year 2017 – as well as 25% of Heska Imaging's cash (any applicable payment in the aggregate to be defined as the "Call Payment") to acquire the outstanding minority interest in Heska Imaging. While we have the right to deliver up to 55% of the consideration in our Public Common Stock under certain circumstances, such stock is to be valued based on 90% of market value (the "Delivery Stock Value") and is limited to approximately 650 thousand shares in any case. If the Delivery Stock Value is less than the market value of our stock at the time of the Acquisition, we do not have the right to deliver any Public Common Stock as consideration.

Under and as defined in the Operating Agreement, should Heska Corporation undergo a change in control prior to the end of 2017, the Imaging Minority will be entitled to sell their Heska Imaging units to us for cash at the highest call value they otherwise could have obtained (the "Change in Control Payment"). This will be $42.4 million until at least the end of 2015 - and may be as much as $42.4 million in future years if Heska Imaging meets certain minimum performance criteria.

Under the terms of the Operating Agreement, Heska Imaging is to be managed by a three-person board of managers, two of which are to be appointed by Heska Corporation and one of which is to be appointed by Mr. Wilson. In February 2015, Heska Corporation's Board re-appointed Robert B. Grieve, Ph.D. and Jason A. Napolitano as Heska Corporation's appointees to Heska Imaging's board of managers. Dr. Grieve serves as Heska Corporation's Executive Chair and Mr. Napolitano serves as Heska Corporation's Executive Vice President, Chief Financial Officer and Secretary. Dr. Grieve, Mr. Wilson and Mr. Napolitano are the current board of managers. Until the earlier of (1) Heska Corporation acquiring 100% of the units of Heska Imaging pursuant to the puts and/or calls discussed above or (2) the sixth anniversary of the acquisition, Heska Imaging may only take the following actions, among others, by unanimous consent of the board of managers: (i) issue securities, (ii) incur, guarantee, prepay, refinance, renew, modify or extend debt, (iii) enter into material contracts, (iv) hire or terminate an officer or amend the terms of their employment, (v) make a distribution other than a tax or liquidation distribution, (vi) enter into a material acquisition or disposition arrangement or a merger, (vii) lease or acquire an interest in real property, (viii) convert or reorganize Heska Imaging, or (ix) amend its certificate of formation or the Heska Imaging Agreement.

Since January 1, 2012, the Company has not been a participant in any transaction with a related person other than described above and the indemnification agreements described below.

Indemnification agreements with officers and directors

Our Certificate of Incorporation and our Bylaws provide that we will indemnify each of our Directors and Executive Officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our Directors and Executive Officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objective and Philosophy

The Compensation Committee of Heska Corporation's Board of Directors (the "Committee") administers our executive compensation program and establishes the salaries of our Executive Officers. The ultimate objective of our executive compensation program is to attract, retain and reward executives who will enhance the value and profitability of Heska Corporation ("Heska" or the "Company") and increase stockholder value. The Committee strives to provide competitive compensation opportunities with the ultimate amount of compensation received tied significantly to short-term and long-term Company performance. Inherent in our approach is the philosophy that compensation can align behavior and actions with stockholder interests, attract and retain stronger executives and thus create value for stockholders over time. The Committee's goal in executive compensation is to design and administer programs that best serve these ends.

What is Heska's Executive Compensation Program Designed to Reward?

The Committee develops our executive compensation programs to reward Executive Officers for their contribution to Heska's financial performance and to recognize individual initiative, leadership, achievement and other contributions. An effective compensation program will reward executives for working well collectively as well as for strong individual performance.

What are the Elements of Heska's Executive Compensation?

Our compensation program is designed to reward four interlocking aspects of executive performance:

•	Annual financial performance: rewarded primarily through the awards paid under the Management Incentive Plan ("MIP");
•	Individual contribution: rewarded primarily through the setting of base salary and annual MIP targets;
•	Long-term gains in stockholder value: rewarded primarily through the equity incentive program; and
•	Continued service to the Company; rewarded primarily through base salary, equity award requirements and vesting and competitive benefits levels.

Why Does Heska Choose to Pay Each Element of Executive Compensation?

Base salary. Base salaries are set on an annual or other periodic basis and designed to reflect competitive market salaries for each position. They are also used in determining the basis for bonus targets in our MIP discussed below.

Performance-based incentive compensation. This form of compensation is based on the achievement of predetermined financial, project, research or other designated objectives. This form of compensation is paid to reward near-term performance (i.e., no longer than the coming year) and encourage Executive Officers to optimize immediate opportunities. In recent years, an MIP has been offered to Executive Officers and other managers to provide a performance-based incentive.

Long-term equity compensation. This form of compensation is designed to encourage the achievement of superior financial results over an extended period of time and align the interests of stockholders and Executive Officers. It is intended to ensure that Executive Officers make thoughtful decisions about the Company's future and long-term prospects.

Other benefits, compensation or arrangements. Other than broad-based programs open to all employees, such as participation in our 401(k) program and employee stock purchase plan, this category tends to be used rarely. All of our Executive Officers have employment agreements. An Executive Officer's extraordinary performance or participation in an unanticipated endeavor may occasionally trigger such an award in this category.

Determination of Compensation Elements

In reviewing the compensation of our Executive Officers, the Committee reviews the nature and scope of each Executive Officer's responsibilities as well as his or her effectiveness in that role and in supporting the Company's long-term goals. Heska's Board of Directors (the "Board") formally evaluates the Chief Executive Officer (our "CEO"). Our CEO communicates his view of the performance of other Executive Officers to the Committee and makes recommendations regarding salary, incentive-based performance compensation and long-term compensation grants for the Committee's consideration. The Company has a performance appraisal system it uses to evaluate its employees, including Executive Officers, which the CEO may consider, potentially along with other information, such as third-party interviews of Company employees who interact with the Company's Executive Officers. In the past several years, our Vice President of Human Resources and/or our Chief Financial Officer (our "CFO") has compiled and/or presented data discussed below for the Committee's consideration of the different compensation elements. Our CFO has also met with the Committee to communicate on issues of interest to the Committee, including the accounting implications of various compensation alternatives and information on our financial plans, expectations and historical results for the Committee's consideration.

The Committee has considered it appropriate, and in the best interests of Heska's stockholders, to endeavor to set our overall Executive Officer compensation near the mid-point of the range of companies in the comparison group it reviewed ("Comparable Companies"). The Committee also reviews the relative mix of compensation paid by Comparable Companies for use as a guideline. It is the sense of the Committee that performance-based incentive compensation has been relatively lower and long-term equity compensation relatively higher than for Comparable Companies. We anticipate the Committee will continue to exercise its discretion regarding the relative mix of compensation and may even move to a greater emphasis on long-term equity compensation. The Committee views the difference between the compensation of our CEO and our other Named Executive Officers as largely a reflection of competitive market practices and the CEO's responsibility for all Company operations and not any compensation philosophy specific to Heska. In compensation matters, the Committee reviews relevant information and makes a case-by-case determination relying on its collective judgment and experience.

The Committee engaged an outside compensation consultant (the "Consultant") in 2012, 2013 and 2014 regarding executive compensation matters. The Committee viewed the Consultant as an advisor only, and the Committee retained the discretion to implement or not implement the Consultant's suggestions. Other than services related to Director compensation in 2012, the Consultant did not provide any other services to the Company in 2012, 2013 or 2014.

The Committee considers compensation data from companies in medical, biotechnology and general industry groups that have similar revenues, veterinary focus and/or are in a similar stage of development to Heska. For 2012, 2013 and 2014, the Committee reviewed compensation data for the following companies as part of its review of Executive Compensation: Abaxis, Allos Therapeutics, Array Biopharma, Astex Pharmaceuticals, Cornerstone Therapeutics, Cumberland Pharmaceuticals, Depomed, DURECT, DUSA Pharmaceuticals, Lannett, Natural Alternatives, NeoStem, Pernix Therapeutics Holdings, POZEN, Progenics Pharmaceuticals, Quidel, XOMA and Zogenix. The Committee also reviewed summary compensation data based on company size for each year. In 2014, the Committee reviewed Radford Life Sciences Executive Survey data and Mountain States Employees Council Survey data.

Base Salary. The Committee reviews each Executive Officer's base salary annually. When reviewing base salaries, the Committee considers compensation data from companies in medical, biotechnology and general industry groups that have similar revenues, veterinary focus and/or are in a similar stage of development to Heska. Consideration is also given to prior performance, relevant experience, level of responsibility and skills, and abilities of each Executive Officer. Similar positions are grouped to ensure both internal equity and external equity. The Committee reviews relevant information and makes a case-by-case determination relying on its collective judgment and experience.

In February 2011, the Committee reviewed market data on base compensation and executive compensation practices, noted management's performance in 2010, and decided upon the following base salaries for the Named Executive Officers. The Committee also discussed potential performance-based increases later in 2011 for Dr. McGinley and Mr. Napolitano.

Name	Annual Salary	Percent Increase
Robert B. Grieve, Ph.D.	$462,000	5.0%
Michael J. McGinley, Ph.D.	$265,000	8.2%
Jason A. Napolitano	$263,400	1.3%

In February 2012, after reviewing and considering relevant data, including input from Dr. Grieve, the Committee agreed to the following base salaries, effective February 2012.

Name	Annual Salary	Percent Increase
Robert B. Grieve, Ph.D.	$475,860	3.0%
Michael J. McGinley, Ph.D.	$300,105	5.3%
Jason A. Napolitano	$271,302	3.0%

In September 2012, the Committee considered a management recommendation in consideration of the Company's financial performance that called for no increases in the base salaries of the Company's Executive Officers. The Committee accepted this recommendation following a discussion, noting that they considered all Heska Executive Officers to be at, or near, the targeted 50th percentile of their respective salary ranges. Accordingly, there were no further changes in the base salaries of our Executive Officers.

In February 2013, our Board of Directors approved the Acquisition of Cuattro Veterinary USA, LLC. As part of the Acquisition, Kevin S. Wilson became President and Chief Operating Officer of the Company at a base salary of $216,000 pursuant to an employment agreement with the Company, Steven M. Asakowicz became Executive Vice President, Companion Animal Health Sales at a base salary of $175,000 per year pursuant to an employment agreement with the Company and Rodney A. Lippincott became Executive Vice President, Companion Animal Health Sales at a base salary of $175,000 per year pursuant to an employment agreement with the Company.

In September 2013, the Committee considered and approved management's proposal that executive officers receive no increase in base salary for 2014 with exceptions to be considered by the Committee on an as necessary basis.

In March 2014, Mr. Wilson became our Chief Executive Officer and President at an annual salary of $275,000 and Dr. Grieve became our Executive Chair. The Company entered into a new employment agreement with Mr. Wilson (the "Wilson Agreement") and Dr. Grieve (the "Grieve Agreement") on March 26, 2014. Under the Grieve Agreement, Dr. Grieve's monthly base salary was $39,655 through April 30, 2014, $27,750 from May 1, 2014 to April 30, 2015, $24,500 from May 1, 2015 to April 30, 2016 and $21,000 from May 1, 2016 to April 30, 2017. The declining salary over time reflects the Board's expectation that Dr. Grieve would transition an increasing level of investor relations-related and other responsibilities to Mr. Wilson over time. See "Wilson Employment Agreement", "Grieve Employment Agreement" and "Transition of Chief Executive Officer Role" below for more detail.

In February 2015, the Committee considered the Executive Officer performance, current responsibilities, market compensation data and Mr. Wilson's input and increased Dr. McGinley's annual salary to $310,000 and Mr. Napolitano's annual salary to $310,000.

In March 2015, the Committee approved Mr. Wilson's recommendation that the employment agreements of both Mr. Asakowicz and Mr. Lippincott be amended to provide for a base salary of $262,500 and eliminating the required payment of commissions under both employment agreements.

Performance-Based Incentive Compensation. The Company first adopted an MIP in 1999 to provide incentives to our Executive Officers, other managers and key employees to meet and exceed certain predetermined annual goals. Target annual incentives and specific performance criteria are established each year by the Committee, with the actual payout based on the extent to which the specified performance criteria are met. We believe this approach provides a strong incentive for our management to achieve the stated annual goals. An example of the incentive can be seen when comparing zero 2012 MIP Payouts with 2014 MIP Payouts in the "Non-Equity Incentive Plan Compensation" column of the "Historical Compensation Table" below. In May 2014, our stockholders approved the Amended and Restated Management Incentive Plan Master Document (the "Master Document"). A goal of the Master Document is self-funding status for the MIP in any given year. A given year's MIP can be implemented by the Committee agreeing on four parameters: 1) the Category Percentages - the percent of salary, based on job category, that determines an individual's targeted bonus compensation, 2) the Plan Allocation - a guideline in determining the MIP Payout to an individual, such as the relative weighting of companywide and individual performance, 3) the Key Parameters the MIP Payouts are to be based upon and 4) the Payout Structure by which MIP funding is accrued. Typically there has been a cap on the MIP of approximately at least 150% of target payout to all employees, although this was not required in any given year and the cap for 2015 is to be 200% of target payout. Each individual has a MIP Payout "target" and this is intended as a guideline. Our CEO will generally make recommendations to the Committee regarding MIP Payouts to other MIP Plan participants; all awards under the MIP Plan are at the discretion of the Committee. All Executive Officers are eligible for the 2015 MIP, except Dr. Grieve and Mr. Wilson per their individual employment contracts. We do not believe our compensation policy for our Executive Officers, our sales force or our other employees are reasonably likely to have a material adverse effect on our Company. We generally pay our sales force commissions based on sales volume and other targets, which we believe is typical in our industry.

In considering the 2012 MIP, the Committee considered the Company's 2011 performance and the Board's desire that the Company achieve growth. The Committee decided to use a similar structure to the 2011 MIP with a 50/50 weighting of financial performance and strategic growth initiatives. Three 2012 SGI milestones were related to the launch of new products and one was related to sales force productivity. In February 2012, the Committee adopted the 2012 MIP with the following parameters:

Parameter	Result
Category Percentages	Chief Executive Officer – 50% All other eligible Executive Officers – 35%
Plan Allocation	50% Company Financial Performance / 50% Company Achievement of Strategic Growth Initiatives ("SGI")
Key Parameters	Pre-MIP Operating Income and Strategic Growth Milestone Achievement
Payout Structure

Funding starts at $3.579 million of Pre-MIP Operating Income

16.2% share of every additional $1 in Pre-MIP Operating Income

$144.75K payout for achievement of each of 4 SGI Milestones if at least $3.579 million of Pre-MIP Operating Income

MIP Capped at $1.4475 million (150% of targeted payout for Pre-MIP Operating Income and 100% achievement of SGI Milestones)

The Company performed well below expectations in 2012. The Company's Pre-MIP Operating Income was well short of the $3.579 million required to begin funding the 2012 MIP. Accordingly, no MIP Payouts were made under the 2012 MIP.

At a Committee meeting in February 2013, the Committee considered alternatives for the Company's 2013 MIP. It was agreed that the 2013 MIP was expected to be similar in design and magnitude to the recent past, but that it was best to defer finalization of the details of the 2013 MIP due to the then pending Acquisition of 54.6% of a digital imaging company. Committee members felt that the Acquisition was strategically critical and properly aligning interests of Executive Officers and other employees, including through the MIP, was important to its success. Accordingly, the Committee asked management to make 2013 MIP recommendations with these goals in mind following the closing of the Acquisition and as management worked to optimize the benefits of the Acquisition. The Committee had in-person discussions with management at the time of a previously scheduled Board meeting to be held in the last week of April 2013. At a follow-up meeting in May 2013, the Committee approved the Category Percentages, the Plan Allocation, the Key Parameters, including specific Growth Initiatives, as well as certain aspects of the Payout Structure. The 2013 MIP was adopted with the following parameters:

Parameter	Result
Category Percentages	Chief Executive Officer – 50% All other eligible Executive Officers – 35%
Plan Allocation	75% Company Financial Performance / 25% Company Achievement of Strategic Growth Initiatives ("SGI")
Key Parameters	Pre-MIP Operating Income and Strategic Growth Milestone Achievement
Payout Structure

Funding starts at $2.0 million of Pre-MIP Operating Income

50% share of every additional $1 in Pre-MIP Operating Income

$304.25K total payout for achievement of each of 3 SGI Milestones (50%, 30% and 20% of total, respectively) with no profitability test

MIP Capped at $1.369 million (150% of targeted payout for Pre-MIP Operating Income and 100% achievement of SGI Milestones)

At a Committee meeting in November 2013, the Committee reviewed the Company's accomplishments regarding MIP SGI milestones and determined it was appropriate to include 100% achievement of SGI Milestones in MIP funding, which translated to an average MIP Payout equal to approximately 25% of target. The MIP Payouts to MIP-eligible Named Executive Officers are listed in "Non-Equity Incentive Plan Compensation" in the "Summary Compensation Table" below for Mr. Wilson, Dr. Grieve, Dr. McGinley and Mr. Napolitano. Both Mr. Lippincott and Mr. Asakowicz received $13,134 in MIP Payouts for 2013.

In addition to MIP participation, under their employment agreements approved by our Board in February 2013, both Mr. Asakowicz and Mr. Lippincott were eligible in 2013 for variable performance commissions for successful sales revenue and margin achievement, targeted, to be earned under separate schedule, from between $50,000 and $125,000. The Committee discussed the structure of these payouts at its September 2013 meeting. These commissions are included in "Non-Equity Incentive Plan Compensation" in the "Summary Compensation Table" below. Mr. Lippincott earned $120,833 and Mr. Asakowicz earned $114,846 and in such commissions in 2013.

The Committee considered various alternatives to encourage profitability and growth at an in-person meeting in February 2014 and agreed upon Pre-MIP Operating Income and Revenue as Key Parameters for the 2014 MIP. At a telephonic meeting in March 2014, the Committee adopted the 2014 MIP with the following parameters:

Parameter	Result
Category Percentages	Robert B. Grieve/Kevin S. Wilson – per respective employment contracts All other eligible Executive Officers – 35%
Plan Allocation	75% Company Performance/25% Individual Performance
Key Parameters	Pre-MIP Operating Income and Revenue
Payout Structure

Funding starts at $2.0 million of Pre-MIP Operating Income

50% share of every additional $1 in Pre-MIP Operating Income

2.5% share of every additional $1 in Revenue above $85 million, if Pre-MIP Operating Income is $3.25 million or more

MIP Capped at $1.8 million

At a Committee meeting in February 2015, the Committee reviewed the Company's financial performance, which translated to an average MIP Payout equal to approximately 106% of target and discussed Mr. Wilson's recommendations regarding MIP Payouts with Mr. Wilson. The MIP Payouts to MIP-eligible Named Executive Officers are listed in "Non-Equity Incentive Plan Compensation" in the "Summary Compensation Table" below for Mr. Wilson, Dr. Grieve, Dr. McGinley and Mr. Napolitano. Both Mr. Lippincott and Mr. Asakowicz received $67,531 in MIP Payouts for 2014.

In addition to MIP participation, both Mr. Asakowicz and Mr. Lippincott were eligible in 2014 for variable performance commissions for successful sales revenue and margin achievement. The Committee discussed the structure of these payouts at its September 2013 and February 2015 meeting. Due to the strong performance of each individual, Mr. Lippincott and Mr. Asakowicz each earned $135,000 in commissions in 2014. These commissions are included in "Non-Equity Incentive Plan Compensation" in the "Summary Compensation Table" below.

In March 2015, following a discussion with Mr. Wilson at its February 2015 meeting regarding Mr. Wilson's preferred approach to the compensation of management and key individuals, the Committee approved Mr. Wilson's recommendation that the employment agreements of both Mr. Asakowicz and

Mr. Lippincott be amended to provide for a base salary of $262,500 and eliminating the required payment of commissions under both employment agreements. Accordingly, it is anticipated that Mr. Asakowicz and Mr. Lippincott will receive performance commissions for successful sales revenue and margin achievement in January and February of 2015 but not thereafter in 2015. In March 2015, the Committee also agreed to adopt the 2015 MIP with the following parameters:

Parameter	Result
Category Percentages	Executive Officers – 40%
Plan Allocation	50% Company Performance/50% Individual Performance
Key Parameters	Pre-MIP Operating Income ("PMOI") and Revenue
Payout Structure

Funding starts at $4.0 million of PMOI and $90 million in Revenue

Target funding of $1.1 million at $9.083 million of PMOI and $104.742 million of Revenue (21.6% share of PMOI above initial threshold)

Interpolated between various levels above and below target funding, subject to Post-MIP Operating Income interpolation

Total MIP Payouts Capped at $1.65 million

Maximum MIP Payout of 200% of Incentive Target for a given participant

Executive Officers may elect up to 50% of MIP Payout in Restricted Stock

In the table named "Grants of Plan-Based Awards" below, we list potential payouts under the 2015 MIP to Named Executive Officers, under "Estimated Future Payouts Under Non-Equity Incentive Plan Awards."  All "Threshold" MIP Payouts assume a zero MIP Payout due to performance at a baseline level. All "Target" MIP Payouts are as defined above. The "Maximum" MIP Payouts is listed at the maximum of 200% of Incentive Target for a given participant. Executive Officers were given the option to elect to receive up to 50% of MIP Payouts in common stock in lieu of cash under the MIP and the "Grants of Plan-Based Awards" reflects the elections of the Executive Officers. In general, restricted stock grants have been issued following the elections of the Executive Officers in an amount equal to the maximum amount such Executive Officer could receive under the 2015 MIP. The Company intends to vest a percentage of the shares based on the Executive Officer's actual 2015 MIP Payout relative to such Executive Officer's Incentive Target. For example, if an Executive Officer were to receive the maximum allowable MIP Payout of 200% of Incentive Target, the entire corresponding restricted stock grant would vest at the time of 2015 MIP Payouts. Similarly, if an Executive Officer were to receive an MIP Payout of 80% of Incentive Target, 40% of the corresponding restricted stock grant would vest at the time of 2015 MIP Payouts and the remaining 60% of the corresponding restricted stock grant would be forfeited at that time. In March 2015, Dr. McGinley received 3,592 shares, Mr. Napolitano received 4,583 shares and Mr. Lippincott and Mr. Asakowicz each received 4,340 shares in MIP Grants.

Long-term Equity Compensation. Historically, we have used stock options to provide long-term equity compensation to our Executive Officers. The Committee is responsible for determining the number and terms of options, or other forms of long-term equity compensation, to be granted to Executive Officers, taking into account such factors as individual and Company performance, policies regarding cash compensation and practices of Comparable Companies. Options granted to Executive Officers have exercise prices equal to fair market value (closing price) at the time of grant and expire within ten years from the time of grant. Any vesting ceases and the vested portion of options must be exercised within a certain period should an Executive Officer leave Heska's service (subject to any rights to partial acceleration of vesting upon termination without cause under employment agreements). Accordingly, option grants will provide a return to an Executive Officer only if said Executive Officer continues to work for the benefit of the Company and only if Heska's market price per share appreciates over the option term. We believe that these provisions help both to retain qualified employees and to motivate them to achieve long-term increases in stock value, providing continuing benefits to the Company and its stockholders beyond those in the year of grant. Stock options grants generally have had 4-year monthly vesting when granted, although this practice could change in the future. While it appears stock options will remain the core component of long-term equity compensation in the near future, it is possible the Committee will choose to use restricted stock, restricted stock units, some other form of long-term equity compensation or some combination of the foregoing with or without stock options in the future. The Committee may choose to use a greater share of equity in executive compensation than in the past.

In December 2011, after reviewing relevant data, the Committee approved a grant of stock options to certain Officers of the Company. The Committee considered individual performance as well as overall corporate performance. Grants were generally above or at the same level as in 2010.

In December 2012, after reviewing relevant data, the Committee approved a grant of stock options to certain Officers of the Company. The Committee consideration's included individual performance, overall corporate performance, the fact that Executive Officer salaries were considered frozen and the fact that no 2012 MIP Payout was expected to occur. Grants were generally above or at the same level as in 2011.

In February 2013, Mr. Napolitano was awarded an option grant due to his performance in negotiating the Acquisition. Mr. Wilson, Mr. Lippincott and Mr. Asakowicz received option grants as new Executive Officers under the Acquisition. In November 2013, the Committee noted that Heska Executive Officers were to receive no raises in 2014 and that the MIP Payouts were well below target. The Committee decided to grant Executive Officers larger than typical grants in light of the cash implications of flat salaries and relatively small MIP Payouts recently.

In March 2014, Mr. Wilson and Dr. Grieve were awarded restricted stock awards under the Wilson Agreement and the Grieve Agreement, respectively. In May 2014, Mr. Wilson was awarded a further restricted stock award under the Wilson Agreement following approval of the Company's stockholders. See "Wilson Employment Agreement", "Grieve Employment Agreement" and "Transition of Chief Executive Officer Role" below for more detail. In December 2014, the Committee awarded option grants listed in "Grants of Plan-Based Awards" below. These grants were generally below the levels of comparable grants in 2013 as the factors considered in 2013 did not recur in 2014.

In March 2015, following a discussion with Mr. Wilson at its February 2015 meeting regarding Mr. Wilson's preferred approach to the compensation of management and key individuals, the Committee approved Performance Grants to certain Executive Officers. The Performance Grants are to cliff vest three years following issuance, subject to the Company achieving $7 million in Operating Cash Flow, as defined in the underlying restricted stock grant agreement, in at least one of 2015, 2016 or 2017. The Company generated $6.6 million in Operating Cash Flow in 2014. The Company generally targeted Performance Grants to the Executive Officer's annual salary. Dr. McGinley and Mr. Napolitano each received 12,863 shares in Performance Grants and Mr. Lippincott and Mr. Asakowicz each received 5,446 shares in Performance Grants.

Other Benefits, Compensation or Arrangements

"All Other Compensation" in the "Summary Compensation Table" below represent matching funds received by each of our Named Executive Officers under our 401(k) plan, which is open to all employees, as well as life insurance and short-term and long-term disability premiums. We have historically provided a 25% match of 401(k) contribution limits (up to a certain maximum).

All of our Named Executive Officers had employment contracts in 2012, 2013 and 2014, with the exception of Mr. Wilson, Mr. Lippincott and Mr. Asakowicz who joined the Company in February 2013 and signed employment agreements with the Company in February 2013. These employment agreements entitle Named Executive Officers to payments based on salary, continuing medical benefits for a given period and immediate vesting of unvested options in certain circumstances. Payments based on salary are typically paid monthly. The Committee believes these are common, in line with the experience of the Committee for executives at other companies and are intended to provide Executive Officers with additional resources to seek a comparable job, which is unlikely to be a rapid process given the level of employment, in these certain circumstances, such as an acquisition. These employment contracts are intended to provide the Named Executive Officers with protections appropriate for, and in line with, those received by comparable executives at companies similar to Heska. Periodically, we review these agreements versus market benchmarks. Such a review was conducted in late 2010 and early 2011.

Transition of Chief Executive Officer Role

Our Board of Directors has expressed a high degree of interest in focusing the Company on growth opportunities for several years. Cognizant of this and following discussions with Mr. Wilson, Dr. Grieve raised the possibility with other Board members in November 2013 of Mr. Wilson becoming Chief Executive Officer, with Dr. Grieve acting in an Executive Chairman role for a transition period. Dr. Grieve noted the very positive commercial impact Mr. Wilson had made on the Company in less than a year as President and Chief Operating Officer, as well as Mr. Wilson's experience in generating strong growth at his prior company, Sound Technologies, Inc. Following discussions and diligence by the Committee as well as individual Board members, the Board discussed this notion in depth at an in-person Board meeting on February 19, 2014 and decided to proceed. The Board discussed the short term needs of the Company with such a change, including the need for strong corporate governance due to the potential conflict of interest for the Imaging Minority, including Mr. Wilson, during the period in which the Imaging Minority holds an option to sell its interest in Heska Imaging to Heska Corporation, as well as the desire to have Mr. Wilson focus on commercial matters, rather than investor relations, in the short term. The Board also discussed the potential longer term benefits of Dr. Grieve's judgment, experience in running a small animal health public company, industry contacts and scientific acumen. The Board decided Dr. Grieve's knowledge of the Company and the history and relationship with the Imaging Minority as well as experience in managing investors and knowledge of the Company's investor base were a strong fit with the Company's short-term needs. The Board decided a consulting contract following a three-year employment term was the best way to access Dr. Grieve's potential contribution for the longer term. During an executive session of the Board on February 19, 2014, where Dr. Grieve was not present, the Board voted four (4) to one (1), with Ms. Wrenn in dissent, to offer Dr. Grieve a new employment agreement and a consulting agreement with certain economic terms. The Board also authorized Mr. Aylesworth to negotiate with Dr. Grieve to finalize these agreements. Mr. Aylesworth was ultimately able to obtain agreement with Dr. Grieve on March 26, 2014 for contractual arrangements with economics substantially similar to the terms proposed on February 19, 2014. Later in the day on February 19, 2014, the Committee met and unanimously agreed to offer Mr. Wilson a new employment agreement with certain economic terms. The Committee also authorized Mr. Gordon to negotiate with Mr. Wilson to finalize this agreement. Mr. Gordon was ultimately able to obtain agreement with Mr. Wilson, which was approved by the Committee in a telephonic meeting on March 25, 2014. Mr. Wilson and Mr. Aylesworth signed the resulting agreement one day later, on March 26, 2014.

Grieve Employment Agreement and Consulting Agreement

The Committee hired the Consultant to advise on "Executive Chair" compensation. The Consultant provided a report on Executive Chair compensation, including data such as a ratio of Executive Chair compensation as a percent of Chief Executive Officer compensation for the following companies: Allscrips Healthcare, Aviat Networks, Bio-Rad Laboratories, comScore, Daktronics, EMCORE, Finisar, Genomic Health, Integrated Silicon Solution, inTEST, Linear Technology, Neonode, Qlogic, QuickLogic, Syntel, Tellabs and VOXX International. In proposing terms for and negotiating Dr. Grieve's new employment agreement, the Board was aware that, if he were to be replaced as CEO, Dr. Grieve had the right to simply resign and collect certain severance, benefits and accelerated vesting of equity under his then existing employment agreement, and therefore a more attractive package would be required to retain Dr. Grieve's services. Dr. Grieve indicated he was interested in a package which was more restricted stock-weighted than the Company had utilized historically. Members of the Board and the Committee ultimately felt that this would best align Dr. Grieve's interest with stockholder interest.

Dr. Grieve agreed to an employment agreement with the following components on March 26, 2014. The term of Dr. Grieve's employment agreement is to expire on April 30, 2017. Beginning immediately following the filing of the Company's 10-K, which occurred on March 31, 2014, Dr. Grieve was to serve as Executive Chair of the Company for a monthly base salary of $39,655 through April 30, 2014, $27,750 from May 1, 2014 to April 30, 2015, $24,500 from May 1, 2015 to April 30, 2016 and $21,000 from May 1, 2016 to April 30, 2017. The declining salary over time reflects the Board's expectation that Dr. Grieve would transition an increasing level of investor relations-related and other responsibilities to Mr. Wilson over time. Our Board agreed to nominate Dr. Grieve for election to a three-year term as director at the 2014 Annual Meeting. In lieu of the severance payments, benefits and accelerated vesting of equity he could otherwise have received under his then current employment agreement, and cognizant of the time value of money, Dr. Grieve was to receive a one-time cash payment of (i) $475,000 thousand (the "Termination Payment") on April 30, 2017 and (ii) $350,000 in shares of restricted stock which is to vest in full on April 30, 2017, subject to the terms and conditions of the related award agreements. On March 26, 2014, 40,000 shares of restricted stock were granted to Dr. Grieve based on the closing market price on that day pursuant to this restricted share grant. Dr. Grieve was eligible to participate in the Company's 2014 MIP with a Category Percentage of 40% (50% for the first four months of the year and 35% for the last eight months of the year). In lieu of MIP participation in 2015 and 2016, Dr. Grieve agreed to receive $50,000 and $25,000, respectively, in shares of restricted stock which is to vest in full on April 30, 2017, subject to the terms and conditions of the related award agreement. On March 26, 2014, 5,715 shares and 2,857 shares, respectively, of restricted stock were granted to Dr. Grieve based on the closing market price on that day pursuant to these restricted share grants. Other than in special circumstances, Dr. Grieve is not to receive periodic equity grants normally made to executives of the Company. In lieu of such grants, Dr. Grieve received 15,000 shares of restricted stock on March 26, 2014 which is to vest in full on April 30, 2017, subject to the terms and conditions of the related award agreement. Accrual for the Termination Payment in 2014 was the reason for the increase in "Bonus" column of the "Historical Compensation Table" below in 2014 from zero in 2013. The issuance of shares to Dr. Grieve under the Grieve Agreement is the reason for the increase in "Stock Awards" column of the "Summary Compensation Table" below in 2014 from zero in 2013. The expensing of shares issued to Dr. Grieve under the Grieve Agreement is responsible for the increase in "Stock Awards" column of the "Historical Compensation Table" below in 2014 from zero in 2013.

Dr. Grieve is to devote such business efforts and time as Dr. Grieve shall reasonably determine are required to carry out his duties. It is not intended that the role of Executive Chair be a full-time position. Other than as described above, Dr. Grieve shall be eligible to participate in the health and other benefit programs generally available to the Company's Executive Officers. Should Dr. Grieve resign for Good Reason, as defined in the employment agreement, or be terminated without Cause, as defined in the employment agreement, or due to Dr. Grieve's death or disability, he shall be entitled to (1) accelerated payment of the Termination Payment within ten days thereof, (2) continued monthly payments equal to the base salary Dr. Grieve would have been entitled to under his employment agreement until the earlier of April 30, 2017 or twenty-four months from the date of resignation or termination, (3) continued benefits for Dr. Grieve and his eligible dependents through April 30, 2017 or an earlier date of employment by another employer providing comparable benefits, and (4) accelerated vesting of all or some of the aforementioned awards of shares of restricted stock, depending on the date of resignation or termination.

We also executed a consulting agreement with Dr. Grieve on March 26, 2014. This consulting agreement is to be effective upon the time Dr. Grieve's employment agreement with us expires or is terminated for any reason and is to continue for a period of five years with Dr. Grieve serving as an independent contractor consultant to the Chair of the Board of the Company, or to the Chief Executive Officer at the Chair's request, at an annual consulting fee of $100,000. Dr. Grieve is to assign all Creations and Intellectual Property Rights in Works of Authorship, as defined in the consulting agreement, to the Company throughout the term of the consulting agreement, and be subject to customary non-competition and nonsolicitation language under the consulting agreement. Under the consulting agreement, Dr. Grieve is to participate in the health benefit programs generally available to the Company's Executive Officers, or receive equivalent benefits if ineligible, but shall not be eligible to participate in those benefit programs available to employees for which an independent contractor is ineligible.

Wilson Employment Agreement

The Committee hired the Consultant to advise on Mr. Wilson's compensation as Chief Executive Officer and President. Mr. Wilson expressed a strong preference for upfront restricted stock grants in lieu of other forms of compensation. The Consultant advised a majority of such compensation be subject to vesting based on performance. Members of the Board and the Committee ultimately felt that this would best align Mr. Wilson's interest with stockholder interest.

Mr. Wilson agreed to an employment agreement with the following components on March 26, 2014. The term of Mr. Wilson's employment agreement is to expire on March 26, 2018. Beginning immediately following the filing of the Company's 10-K, which occurred on March 31, 2014, Mr. Wilson is to serve as Chief Executive Officer and President of the Company for an annual base salary of $275,000. Our Board agreed to nominate Mr. Wilson for election to a three-year term as director at the 2014 Annual Meeting as well as for future election when Mr. Wilson's then existing term is set to expire. Mr. Wilson was eligible to participate in the Company's 2014 MIP based on service from January 1, 2014 to March 31, 2014 at a Category Percentage of 35% but not for service after becoming Chief Executive Officer, which translated to a Category Percentage of less than 9% for full year 2014. Pursuant to the employment agreement, the Company granted Mr. Wilson 110,000 shares of restricted stock (the "Time Grant") which are to vest as follows, subject to the terms and conditions of the related award agreement: (i) 27,500 shares on the six month anniversary of the employment agreement on September 26, 2014 and (ii) 27,500 shares on each succeeding annual anniversary of March 26, 2015, March 26, 2017 and March 26, 2018. Other than in special circumstances, Mr. Wilson is not to receive periodic equity grants normally made to executives of the Company.

In addition, the Company's stockholders approved a 130,000 share restricted stock grant to Mr. Wilson (the "Contract Grant") at our 2014 Annual Meeting. The Contract Grant, subject to the terms and conditions of the related award agreement was to vest in ten (10) performance-based tranches – five of which were to be based on the market price of the Company's common stock reaching targeted thresholds based on a 90 trading day trailing average and five of which were to be based on Adjusted EBITDA, as defined in the employment agreement, reaching certain targeted thresholds. Based on 2014 performance, Mr. Wilson vested all five tranches based on Adjusted EBITDA and one of five tranches based on the market price of the Company's common stock.

The issuance of shares to Mr. Wilson under the Wilson Agreement is the reason for the increase in "Stock Awards" column of the "Summary Compensation Table" below in 2014 from zero in 2013. The expensing of shares issued to Mr. Wilson under the Wilson Agreement is responsible for the increase in "Stock Awards" column of the "Historical Compensation Table" below in 2014 from zero in 2013.

Under his employment agreement, Mr. Wilson is to devote full business time hours, as well as other such attention, skills, time and business efforts to the Company as are necessary to act as Chief Executive Officer and President; provided, however, that Mr. Wilson may perform part-time management activities for Cuattro, LLC, Cuattro Software, LLC, Cuattro Medical, LLC, and Cuattro Veterinary, LLC as long as such services do not adversely affect Mr. Wilson's obligations to the Company. With the exception of the typical periodic equity grants to executives of the Company and the MIP, Mr. Wilson will be eligible to participate in other benefits offered to other senior executives of the Company, including any Company sponsored 401(k) or retirement plan, in accordance with (and subject to the legal limitations of) benefit plans, policies and arrangements that may exist from time to time. Should Mr. Wilson resign for Good Reason or be terminated without Cause (other than in a connection with a Change of Control) or be terminated due to Mr. Wilson's death or Disability, with capitalized terms having the defined meaning in his employment agreement, he is to be entitled to a payment of an amount equal to six months' base salary. Additionally, should Mr. Wilson be terminated without Cause (other than in connection with a Change of Control), with capitalized terms having the defined meaning in the employment agreement, he is to be entitled to the vesting of the Contract Grant if the aforementioned market price thresholds are reached within 180 days after such termination. Should Mr. Wilson resign for Good Reason or be terminated without Cause in connection with a Change of Control, with capitalized terms having the defined meaning in the employment agreement, of the Company, Mr. Wilson is to be entitled to (1) a payment of an amount equal to 12 months' base salary, (2) the vesting of a portion of the Time Grant shares based on the amount of time served in the current vesting period preceding the next Time Grant vesting date as a percent of the total length of the current vesting period and (3) the vesting of certain Contract Grant shares if the consideration paid in the Change of Control reaches one or more of the aforementioned market price thresholds.

Compensation Tax Deductibility

The Committee is also sensitive to, and tries to optimize, tax implications. It is our policy generally to qualify compensation paid to Executive Officers for deductibility under Section 162(m) of the Internal Revenue Code when possible. The Master Document is designed to qualify compensation paid to Executive Officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Committee reserves the discretion to pay compensation to its Executive Officers that may not be tax deductible.

In summary, as Heska Corporation continues to evolve, Heska's Executive Compensation is evolving. The Committee endeavors to find the proper level and balance of base salary, performance-based incentive compensation, long-term equity incentive compensation and other forms of compensation.

Historical and Summary Compensation Tables

The following two tables set forth compensation for services rendered in all capacities to us during 2012, 2013 and 2014 by Kevin S. Wilson, who became our Chief Executive Officer on March 31, 2014 immediately following the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission, Robert B. Grieve, our Chief Executive Officer to the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission on March 31, 2014, Jason A. Napolitano, our Chief Financial Officer, and our three other most highly compensated Executive Officers for the fiscal year ended December 31, 2014 (the "Named Executive Officers"). The following table represents compensation recognized for financial reporting purposes for each of the Named Executive Officers. The "Bonus" column lists the amount of the Termination Payment for Dr. Grieve which was accrued in our financial statements in 2014. The "Stock Awards" column lists the accounting cost of restricted stock granted to Mr. Wilson pursuant to the Wilson Agreement and Dr. Grieve pursuant to the Grieve Agreement recognized for financial reporting purposes. See "Wilson Employment Agreement" and "Grieve Employment Agreement", respectively, above for more detail. The "Option Awards" column lists the cost of options recognized for financial reporting purposes for a given individual in a given year. In general, stock options are valued at the time of grant with the corresponding cost amortized ratably over the corresponding option vesting period.

Historical Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus	Stock Awards (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)
Kevin S. Wilson (5) Chief Executive Officer and President	2014 2013 2012	260,250 196,401 —	— — —	1,247,185 — —	23,637 8,976 —	18,579 16,211 —	— — —	7,532 4,730 —	1,557,183 226,318 —
Robert B. Grieve, Ph.D. (6) Executive Chair	2014 2013 2012	380,620 507,970 475,860	115,541 — —	135,305 — —	72,538 53,954 40,009	157,010 60,072 —	— — —	13,699 12,795 9,283	874,683 634,791 525,152
Michael J. McGinley, Ph.D.(7) President, Biologicals & Pharmaceuticals	2014 2013 2012	300,105 319,839 300,105	— — —	— — —	41,347 34,107 31,750	110,845 26,520 —	— — —	8,685 8,560 8,321	460,982 389,026 340,176
Jason A. Napolitano Executive Vice President, Chief Financial Officer and Secretary	2014 2013 2012	271,302 289,547 271,302	— — —	— — —	37,491 31,107 25,860	103,506 23,974 —	— — —	7,521 7,421 7,189	419,820 352,049 304,351
Rodney A. Lippincott (8) Executive Vice President, Companion Animal Health Sales	2014 2013 2012	175,000 155,672 —	— — —	— — —	10,318 4,324 —	202,531 133,967 —	— — —	6,819 6,095 —	394,668 300,058 —
Steven M. Asakowicz (8) Executive Vice President, Companion Animal Health Sales	2014 2013 2012	175,000 156,245 —	— — —	— — —	10,318 4,324 —	202,531 127,980 —	— — —	6,559 2,165 —	394,408 290,714 —

(1)	Salary includes amounts, if any, deferred pursuant to 401(k) arrangements. Also includes vacation accruals paid in cash in 2013.
(2)	Represents cost recognized in each year for financial reporting purposes. Grant date fair value of option awards and stock awards with market conditions are based on valuation techniques required by Option Accounting Rules. Like any estimate prepared in good faith, the underlying assumptions we use under Option Accounting Rules may vary from our actual future results. The option valuation used for accounting and/or financial reporting purposes does not necessarily represent the value any individual recipient would place on an option award. In addition, Option Accounting Rules prohibits some valuation techniques which may be useful in certain circumstances. A more detailed description of our option valuation techniques and assumptions can be found in our Annual Report on Form 10-K for the year ended December 31, 2014 in our Note 7 of the Notes to Consolidated Financial Statements.
(3)	Amounts earned pursuant to our Management Incentive Plans plus commissions in the case of Mr. Lippincott and Mr. Asakowicz. Amounts indicated are for year in which compensation was earned.
(4)	Includes life insurance premiums, short-term and long-term disability premiums and 401(k) match.
(5)	Mr. Wilson joined the Company as President and Chief Operating Officer on February 24, 2013 and became Chief Executive Officer and President immediately following the filing of our 10-K on March 31, 2014.
(6)	Dr. Grieve served as our Chairman/Chair of the Board and Chief Executive Officer from May 2000 to until immediately after the filing of our 10-K on March 31, 2014, when he assumed the role of Executive Chair.
(7)	Dr. McGinley served as our President and Chief Operating Officer from January 2009 to February 2013 and as President, Biologicals & Pharmaceuticals thereafter.
(8)	Mr. Lippincott and Mr. Asakowicz each joined the Company as Executive Vice President, Companion Animal Health Sales, on February 24, 2013.

The following table contains the same information as above with the exception of the columns entitled "Bonus", "Stock Awards" and "Option Awards." "Bonus" in the following table represents the cash bonus paid, if any, for a given individual in a given year rather than the cost of accrual of such future bonuses recognized in such year for financial reporting purposes. "Stock Awards" in the following table represent the grant day value for all stock grants for a given individual in a given year rather than the cost of stock grants for such individual recognized in such year for financial reporting purposes. "Option Awards" in the following table represent the grant date option value for all stock options granted to a given individual in a given year rather than the cost of stock option grants for such individual recognized in such year for financial reporting purposes.

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus	Stock Awards (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)
Kevin S. Wilson (5) President and Chief Executive Officer	2014 2013 2012	260,250 196,401 —	— — —	2,037,042 — —	— 94,612 —	18,579 16,211 —	— — —	7,532 4,730 —	2,323,403 311,954 —
Robert B. Grieve, Ph.D. (6) Executive Chair	2014 2013 2012	380,620 507,970 475,860	— — —	556,255 — —	— 96,092 59,765	157,010 60,072 —	— — —	13,669 12,795 9,283	1,107,554 676,929 544,908
Michael J. McGinley, Ph.D. (7) President, Biologicals & Pharmaceuticals	2014 2013 2012	300,105 319,839 300,105	— — —	— — —	81,644 48,046 35,859	110,845 26,520 —	— — —	8,685 8,560 8,321	501,279 402,965 344,285
Jason A. Napolitano Executive Vice President, Chief Financial Officer and Secretary	2014 2013 2012	271,302 289,547 271,302	— — —	— — —	81,644 65,400 23,906	103,506 23,974 —	— — —	7,521 7,421 7,189	463,973 386,342 302,397
Rodney A. Lippincott (8) Executive Vice President, Companion Animal Health Sales	2014 2013 2012	175,000 155,672 —	— — —	— — —	64,149 41,300 —	202,531 133,967 —	— — —	6,819 6,095 —	448,499 337,034 —
Steven M. Asakowicz (8) Executive Vice President, Companion Animal Health Sales	2014 2013 2012	175,000 156,245 —	— — —	— — —	64,149 41,300 —	202,531 127,980 —	— — —	6,559 2,165 —	448,238 327,690 —

(1)	Salary includes amounts, if any, deferred pursuant to 401(k) arrangements. Also includes vacation accruals paid in cash in 2013.
(2)	Represents grant date fair value. Grant date fair value of option awards and stock awards with market conditions are based on valuation techniques required by Option Accounting Rules. Like any estimate prepared in good faith, the underlying assumptions we use under Option Accounting Rules may vary from our actual future results. The option valuation used for accounting and/or financial reporting purposes does not necessarily represent the value any individual recipient would place on an option award. In addition, Option Accounting Rules prohibits some valuation techniques which may be useful in certain circumstances. A more detailed description of our option valuation techniques and assumptions can be found in our Annual Report on Form 10-K for the year ended December 31, 2014 in our Note 7 of the Notes to Consolidated Financial Statements.
(3)	Amounts earned pursuant to our Management Incentive Plans plus commissions in the case of Mr. Lippincott and Mr. Asakowicz. Amounts indicated are for year in which compensation was earned.
(4)	Includes life insurance premiums, short-term and long-term disability premiums and 401(k) match.
(5)	Mr. Wilson joined the Company as President and Chief Operating Officer on February 24, 2013 and became Chief Executive Officer and President immediately following the filing of our 10-K on March 31, 2014.
(6)	Dr. Grieve served as our Chairman/Chair of the Board and Chief Executive Officer from May 2000 to until immediately after the filing of our 10-K on March 31, 2014, when he assumed the role of Executive Chair.
(7)	Dr. McGinley served as our President and Chief Operating Officer from January 2009 to February 2013 and as President, Biologicals & Pharmaceuticals thereafter.
(8)	Mr. Lippincott and Mr. Asakowicz each joined the Company as Executive Vice President, Companion Animal Health Sales, on February 24, 2013.

Grants of Plan-Based Awards in Last Fiscal Year

The following table shows all grants of options to acquire shares of our common stock granted in the fiscal year ended December 31, 2014 to the Named Executive Officers.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Kevin S. Wilson	3/26/14	—	—	—	—	—	—	110,000	—	—	962,500
	5/06/14	—	—	—	—	65,000	65,000	—	—	—	745,550
	5/06/14	—	—	—	—	28,683	65,000	—	—	—	328,992
Robert B. Grieve, Ph.D.	3/26/14	—	—	—	—	—	—	63,572	—	—	556,255
Michael J. McGinley, Ph.D	12/31/14	—	—	—	—	—	—	—	14,000	18.13	81,644
	N/A	—	80,386	160,771	—	1,773	3,592	—	—	—	43,285
Jason A. Napolitano	12/31/14	—	—	—	—	—	—	—	14,000	18.13	81,644
	N/A	—	67,491	134,981	—	2,262	4,583	—	—	—	55,220
Rodney A. Lippincott	12/31/14	—	—	—	—	—	—	—	11,000	18.13	64,149
	N/A	13,542	63,125	112,708	—	2,142	4,340	—	—	—	49,583
Steven M. Asakowicz	12/31/14	—	—	—	—	—	—	—	11,000	18.13	64,419
	N/A	13,542	63,125	112,708	—	2,142	4,340	—	—	—	49,583

(1)	Mr. Lippincott and Mr. Asakowicz were contractually eligible for commissions and received 13,542 in commission in January and February 2015, which is reflected in each of the three columns listed. All other compensation in these columns is related to the Company's 2015 MIP. Cash amounts differ from stated Targets due to individual choices related to the percentage of 2015 MIP Payout a given individual elected to receive in common stock.
(2)	One-forty-eighth (1/48th) of the total options granted become vested and exercisable each month from the grant date until options granted have vested in full on the four-year anniversary of the grant date. Each option was granted with an exercise price equal to 100% of the fair market value of our stock on the date of grant as determined by our Compensation Committee, and has a term of one day less than ten years, subject to earlier termination in certain events related to termination of employment.
(3)	Grant date fair value of option awards are based on valuation techniques required by Option Accounting Rules. Like any estimate prepared in good faith, the underlying assumptions we use under Option Accounting Rules may vary from our actual future results. The option valuations used for accounting and/or financial reporting purposes do not necessarily represent the value any individual recipient would place on an option award. In addition, Option Accounting Rules prohibit some valuation techniques which may be useful in certain circumstances. A more detailed description of our option valuation techniques and assumptions can be found in our Annual Report on Form 10-K for the year ended December 31, 2014 in our Note 7 of the Notes to Consolidated Financial Statements.

Outstanding Equity Awards at Fiscal Year-End

The following table shows unexercised stock options held at the end of fiscal year ended December 31, 2014 by the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kevin S. Wilson	6,770	18,230	—	7.36	11/20/2023	—	—	52,000 (3)	942,760
	5,041	5,959	—	8.35	2/23/2023	82,500 (4)	1,495,725	—	—
Robert B. Grieve, Ph.D.	10,833	29,167	—	7.36	11/20/2023	—	—	63,572 (5)	1,152,560
	12,500	12,500	—	8.55	12/18/2022	—	—	—	—
	18,749	6,251	—	6.90	12/11/2021	—	—	—	—
	14,438		—	4.96	12/30/2020	—	—	—	—
	7,584(6)	—	—	4.50	11/9/2019	—	—	—	—
	1,251(6)	—	—	4.40	11/3/2018	—	—	—	—
	30,000(6)	—	—	18.30	12/30/2017	—	—	—	—
	10,000(6)	—	—	17.17	11/16/2016	—	—	—	—
	40,000	—	—	12.50	12/14/2015	—	—	—	—
	28,199	—	—	8.80	3/29/2015	—	—	—	—
Michael J. McGinley, Ph.D.	—	14,000	—	18.13	12/30/2024	—	—	—	—
	5,416	14,584	—	7.36	11/20/2023	—	—	—	—
	7,500	7,500	—	8.55	12/18/2022	—	—	—	—
	11,250	3,750	—	6.90	12/11/2021	—	—	—	—
	13,500	—	—	4.96	12/30/2020	—	—	—	—
	14,000	—	—	4.50	11/9/2019	—	—	—	—
	5,227	—	—	4.40	11/3/2018	—	—	—	—
	3,000	—	—	14.00	4/17/2018	—	—	—	—
	7,000	—	—	18.30	12/30/2017	—	—	—	—
	6,000(6)	—	—	17.17	11/16/2016	—	—	—	—
	9,500(6)	—	—	12.50	12/14/2015	—	—	—	—
	9,500(6)	—	—	8.80	3/29/2015	—	—	—	—
Jason A. Napolitano	—	14,000	—	18.13	12/30/2024	—	—	—	—
	5,416	14,584	—	7.36	11/20/2023	—	—	—	—
	2,520	2,980	—	8.38	2/19/2023	—	—	—	—
	5,000	5,000	—	8.55	12/18/2022	—	—	—	—
	7,500	2,500	—	6.90	12/11/2021	—	—	—	—
	13,500	—	—	4.96	12/30/2020	—	—	—	—
	14,000	—	—	4.50	11/9/2019	—	—	—	—
	13,000	—	—	4.40	11/3/2018	—	—	—	—
	11,000	—	—	18.30	12/30/2017	—	—	—	—
	9,000(6)	—	—	17.17	11/16/2016	—	—	—	—
	26,000	—	—	12.50	12/14/2015	—	—	—	—
	19,500	—	—	8.80	3/29/2015	—	—	—	—
Rodney A. Lippincott	—	11,000	—	18.13	12/30/2024	—	—	—	—
	2,708	7,292	—	7.36	11/20/2023	—	—	—	—
	2,521	2,979	—	8.35	2/23/2023	—	—	—	—
Steven M. Asakowicz	—	11,000	—	18.13	12/30/2024	—	—	—	—
	2,708	7,292	—	7.36	11/20/2023	—	—	—	—
	2,521	2,979	—	8.35	2/23/2023	—	—	—	—

(1)	Unless otherwise noted, all unexercisable options are to vest and become exercisable in equal monthly amounts until the final monthly vesting date, when all options will be vested and exercisable, which is to occur one day following the day six years prior to the listed option expiration date.
(2)	Options are subject to earlier termination in certain events related to termination of service.
(3)	To vest in three equal tranches on each of March 26 of 2016, 2017 and 2018, subject to other vesting provisions in Mr. Wilson's employment agreement.
(4)	To vest in three equal tranches upon the Company's stock price achieving certain pre-determined benchmarks, subject to other vesting provisions in Mr. Wilson's employment agreement.
(5)	To vest in full on April 30, 2017, subject to other vesting provisions in Dr. Grieve's employment agreement.
(6)	Includes outstanding options to purchase an aggregate of 1.0 fractional share resulting from the Company's December 2010 1-for-10 reverse stock split. The Company intends to issue whole shares only from option exercises.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows aggregate exercises of options to purchase our common stock and vesting of shares in the fiscal year ended December 31, 2014 for each of the Named Executive Officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Kevin S. Wilson	—	—	105,500	1,726,385
Robert B. Grieve, Ph.D.	—	—	—	—
Michael J. McGinley, Ph.D.	9,499	63,156	—	—
Jason A. Napolitano	—	—	—	—
Rodney A. Lippincott	—	—	—	—
Steven M. Asakowicz	—	—	—	—

The closing market price per share of our stock at our fiscal year-end on December 31, 2014 was $18.13.

Potential Payments Upon Termination or Change-in-Control

The following table summarizes the potential payments and benefits payable to each of the Named Executive Officers upon termination of employment or a change-in-control under each situation listed below, assuming, in each situation, that our Named Executive Officers were terminated on December 31, 2014 as determined under the terms of our plans and arrangements as in effect on December 31, 2014. Mr. Wilson and Dr. Grieve signed new employment agreements on March 26, 2014 which replaced the employment agreements in place at December 31, 2013 for each individual. See "Wilson Employment Agreement", "Grieve Employment Agreement" and "Transition of Chief Executive Officer Role" above for more detail.

Payments Upon Termination (Without a Change-in-Control). Pursuant to an employment agreement in effect on December 31, 2014 with each of Drs. Grieve and McGinley, and Messrs. Wilson, Napolitano, Lippincott and Asakowicz, in the event he is involuntarily terminated, he is entitled to receive amounts earned during his or her term of employment. Such amounts include: base salary and the cost of health insurance premiums as set forth in the table below. The Grieve Agreement also entitles Dr. Grieve to acceleration of the Termination Payment and certain restricted stock vesting in the case of termination without a change-in-control.

Payments Upon Change-in-Control. Pursuant to an employment agreement in effect on December 31, 2014 with each of Drs. Grieve and McGinley and Messrs. Wilson, Napolitano, Lippincott and Asakowicz, in the event he is terminated upon a change-in-control he is entitled to receive amounts earned during the term of his or her employment. Such amounts include: base salary and the cost of health insurance premiums as set forth in the table below. Mr. Wilson is also entitled to pro rata vesting of the Time Grant and potential stock price-based vesting of the Contract Grant under the Wilson Agreement if terminated following a change-in-control. The Grieve Agreement also entitles Dr. Grieve to acceleration of the Termination Payment and certain restricted stock vesting in the case of termination following a change-in-control. Pursuant to his employment agreement each of Dr. McGinley and Mr. Napolitano are entitled to accelerated vesting of all stock options. In addition, as provided in the underlying plan documents, all MIP Participants, including Executive Officers, are entitled to a prorated target MIP Payout upon a change-in-control and Stock Options issued to an employee under both our 1997 Incentive Stock Plan and our 2003 Equity Incentive Plan will vest in full if the employee, including any such employee who is an Executive Officer, is terminated following a change-in-control, as defined.

Payments Upon Death or Disability. In the event of death or disability, Drs. Grieve and McGinley and Messrs. Wilson, Napolitano, Lippincott and Asakowicz are each entitled to receive the death benefits under our life insurance plan or the disability benefits under our disability plan, as appropriate, as set forth below. Mr. Wilson and Dr. Grieve, under their respective employment contracts, are entitled to certain medical benefits in the case of disability or death. The Grieve Agreement also entitles Dr. Grieve to acceleration of the Termination Payment and certain restricted stock vesting in the case of disability or death. In addition, as provided in the underlying Master Document, an MIP Participant who dies, including an Executive Officer, is entitled to a prorated MIP Payout to his or her designated beneficiary, and Stock Options issued to an employee under our 1997 Incentive Stock Plan and our 2003 Equity Incentive Plan will vest in full if the employee, including any such employee who is an Executive Officer, dies.

Potential Payments Upon Termination or Change-in-Control (1)

Executive Benefits and Payments Upon Termination	Voluntary Termination or Termination for Cause ($)	Involuntary Termination Not for Cause Other Than in Connection With a Change-in-Control ($)	Involuntary Termination Not for Cause in Connection With a Change-in-Control ($)	Death ($)	Disability ($)
Kevin S. Wilson Base Salary Bonus Medical continuation Death benefits Monthly disability benefits Value of accelerated stock options (2) Value of accelerated stock award	— — — — — — —	137,500 — 7,396 — — — —	275,000 — 14,791 — — 254,616 500,134	137,500 — 7,396 300,000 — 254,616 —	137,500 — 7,396 — 8,000 — —
Robert B. Grieve, Ph.D. Base Salary Bonus Medical continuation Death benefits Monthly disability benefits Value of accelerated stock options (2) Value of accelerated stock award	— — — — — — —	333,000 475,000 34,512 — — — 815,850	666,000 475,000 34,512 — — 504,077 815,850	— 475,000 34,512 300,000 — 504,077 815,850	— 475,000 34,512 — — — 815,850
Michael J. McGinley, Ph.D. Base Salary Bonus Medical continuation Death benefits Monthly disability benefits Value of accelerated stock options (2) Value of accelerated stock award	— — — — — — —	150,053 — 7,396 — — — —	300,105 — 14,791 — — 271,302 —	— — — 300,000 — 271,302 —	— — — — 8,000 — —
Jason A. Napolitano Base Salary Bonus Medical continuation Death benefits Monthly disability benefits Value of accelerated stock options (2) Value of accelerated stock award	— — — — — — —	135,651 — 7,396 — — — —	271,302 — 14,791 — — 262,100 —	— — — 300,000 — 262,100 —	— — — — 8,000 — —
Rodney A. Lippincott Base Salary Bonus Medical continuation Death benefits Monthly disability benefits Value of accelerated stock options (2) Value of accelerated stock award	— — — — — — —	87,500 — 7,396 — — — —	175,000 — 14,791 — — 107,669 —	— — — 300,000 — 107,669 —	— — — — 8,000 — —
Steven M. Asakowicz Base Salary Bonus Medical continuation Death benefits Monthly disability benefits Value of accelerated stock options (2) Value of accelerated stock award	— — — — — — —	87,500 — 7,396 — — — —	175,000 — 14,791 — — 107,669 —	— — — 300,000 — 107,669 —	— — — — 8,000 — —

(1)	Based on 2014 salary and cost information.
(2)	Calculated based on December 31, 2014 closing price of $18.13 per share less strike price of each accelerated stock option with a strike price less than $18.13. Stock Options issued to any employee under both our 1997 Stock Incentive Plan and our 2003 Equity Incentive Plan will vest in full if the employee, including any such employee who is an Executive Officer, is terminated following a change-in-control, as defined.

The following "Compensation Committee Report" and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

G. Irwin Gordon, Chairman
David E. Sveen
Carol A. Wrenn

March 25, 2015

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee consists of non-employee Directors only. No interlocking relationship existed during 2014 between our Executive Officers, members of our Board of Directors or members of our Compensation Committee, and the Executive Officers, members of the Board of Directors or members of the Compensation Committee of the Board of Directors of any other company.

AUDITOR FEES AND SERVICES

EKS&H was our independent registered public accountant for fiscal 2013 and 2014. The following table sets forth the aggregate fees billed by EKS&H for audit services rendered in connection with the consolidated financial statements and reports in 2013 and 2014, respectively, and for other services rendered during 2013 and 2014 on behalf of Heska and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services which have been billed to Heska and its subsidiaries. Our Audit Committee has approved all of the below fees.

	EKS&H
	2013	2014
Audit Fees (1)	$264,150	$291,130
Audit Related Fees (2)	16,750	16,131
Tax Fees	78,400	38,614
All Other Fees	10,000	—
Total	$369,300	$345,875

(1)	Audit fees represent fees for the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings including consents for historical audit opinions.
(2)	Audit related fees are fees for the assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for fees disclosed under this category include the annual audit of our 401(k) Retirement Plan.

Pre-Approval Policy. Our Audit Committee pre-approves all auditing services and non-audit services not prohibited by law to be performed by our independent registered public accountant. Our Audit Committee also pre-approves all associated fees, except for de minimis amounts for non-audit services, which are approved by our Audit Committee prior to the completion of the audit. In February 2009, our Audit Committee approved EKS&H as our primary provider of tax compliance and return preparation services. In February 2014, our Audit Committee approved EKS&H as a primary reviewer and filer of our tax returns.

The following "Report of our Audit Committee" and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF OUR AUDIT COMMITTEE

The ultimate responsibility for good corporate governance rests with Heska Corporation's Board of Directors (the "Board"), whose primary roles are oversight, counseling and direction to Heska Corporation's management in the best long-term interests of Heska Corporation ("Heska" or the "Company") and its stockholders. The Audit Committee of the Board (the "Audit Committee") has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of Heska's financial statements.

The Audit Committee operates under a written charter, a copy of which is available on Heska's website at www.heska.com. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its oversight and monitoring of Heska's financial reporting, internal controls and audit function. Management is responsible for the preparation, presentation and integrity of Heska's financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee has hired an independent registered public accountant, who is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has ultimate authority and responsibility to select, direct, compensate, evaluate and, when appropriate, replace Heska's independent registered public accountant.

The Audit Committee members are not functioning as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountant, nor can the Audit Committee certify that the independent registered public accountant is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management on the basis of the information it receives, discussions with management and the independent registered public accountant, and the experience of the Audit Committee's members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

In this context, during the year 2014, we met and held discussions with management and EKS&H LLLP ("EKS&H"), Heska's independent registered public accountant. Management represented to us that Heska's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed the consolidated financial statements with management and EKS&H. In Audit Committee meetings with EKS&H, we discussed matters as required by Statement of Auditing Standards No. 16 as amended (Communication with Audit Committees). Our review included a discussion with management of the quality, not merely the acceptability, of Heska's accounting principles, the reasonableness of significant estimates and judgments and the disclosure in Heska's consolidated financial statements.

We received from EKS&H the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with EKS&H its independence. In reliance on the reviews and discussions noted above, and the report of the independent registered public accountant, we recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2014, and be filed with the Securities and Exchange Commission.

Heska was not required to have an audit of its internal control over financial reporting in 2012, 2013 or in 2014 as the Securities and Exchange Commission did not require registrants in Heska's market value category to do so. We discussed the advisability of obtaining a voluntary audit of internal control over financial reporting with management and EKS&H. Heska decided not to proceed with a voluntary audit and we do not expect that Heska will have an audit of its internal control over financial reporting until required.

Overall audit fees and related expenses increased in 2014 as compared to 2013 with the largest factor in the change resulting from higher annual audit and quarterly review fees agreed upon based on the consolidation of Heska Imaging US, LLC within our financial statements. Tax fees declined as Heska hired a Director, Tax in January 2014 and Heska utilized EKS&H primarily as a tax reviewer and tax filer thereafter in 2014. The $10,000 listed in "All Other Fees" relates to additional expense we incurred with EKS&H related to our February 2013 acquisition of a majority interest in Heska Imaging US, LLC.

Submitted by the Audit Committee of Heska's Board of Directors:

William A. Aylesworth, Chairman
Sharon L. Riley
Bonnie J. Trowbridge
Carol A. Wrenn

March 25, 2015

ADDITIONAL INFORMATION

"Householding" of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Heska and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Investor Relations, Heska Corporation, 3760 Rocky Mountain Avenue, Loveland, Colorado 80538. You may contact our proxy solicitor, Morrow, for a copy of the proxy materials. Morrow's address is 470 West Ave., Stamford, CT 06902. Stockholders may call Morrow at 1-800-607-0088 and brokers and banks may call Morrow at 1-203-658-9400. We undertake to promptly deliver a separate copy of the proxy materials upon receiving your written or oral request.

OTHER MATTERS

Our Board knows of no other matters to be presented for stockholder action at our 2015 Annual Meeting. However, if other matters do properly come before our Annual Meeting or any adjournments or postponements thereof, our Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Jason A. Napolitano

Executive Vice President, Chief Financial Officer and Secretary

Heska Corporation

Loveland, Colorado

March 30, 2015

A copy of Heska Corporation's annual report on Form 10-K for the year ended December 31, 2014 requested in relation with our 2015 Annual Meeting is available without charge upon written request to: Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902. Stockholders may call Morrow at 1-800-607-0088 and brokers and banks may call Morrow at 1-203-658-9400.

Appendix A

Amended and Restated Bylaws as approved on May 16, 2002, as further amended on May 4, 2010, February 19, 2014 and February 5, 2015.

B Y L A W S

OF

HESKA CORPORATION

(a Delaware corporation)

A-1

ARTICLE 1

Offices

1.1        Principal Office.  The registered office of the corporation shall be 1209 Orange Street, Wilmington, Delaware.

1.2        Additional Offices.  The corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors (the "Board") may from time to time designate or the business of the corporation may require.

ARTICLE 2

Meeting of Stockholders

2.1        Place of Meeting.  Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these Bylaws, or, if not so designated, as determined by the Board.

2.2        Annual Meeting.  Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board and stated in the notice of the meeting. At such annual meetings, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meetings (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meetings.

To be properly brought before the annual meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the corporation, addressed to the attention of the Secretary of the corporation, not less than 60 days nor more than 90 days prior to the first anniversary of the date on which notice of the prior year's annual meeting was mailed to stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the corporation that are owned beneficially by the stockholder, and (iv) any material

A-2

interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

The Chair of the Board of the corporation (or such other person presiding at the meeting in accordance with these Bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.3        Special Meetings.  Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the Restated Certificate of Incorporation, only at the request of the Chair of the Board, by the Chief Executive Officer of the corporation or by a resolution duly adopted by the affirmative vote of a majority of the Board. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.4        Action Without a Meeting.  Any action which may be taken at any annual or special meeting of the stockholders of this corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing or electronic transmission, setting forth the action or actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Written consent or consents and, unless the Board otherwise provides, reproduction in paper form of electronic consent or consents, shall be delivered to the corporation by hand or certified mail, return receipt requested, to its principal executive office, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

2.5        Notice of Meetings.  Except as otherwise required by law, written notice of stockholders' meetings, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the meeting.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, if any, date and time thereof and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date and time of the

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adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Whenever, under the provisions of Delaware law or of the Restated Certificate of Incorporation or of these Bylaws, notice is required to be given to any stockholder it shall not be construed to mean personal notice, but such notice (a) may be given in writing, by mail, addressed to such stockholder, at his or her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or (b) may be given by a form of electronic transmission consented to by the stockholder to whom the notice is given.

Whenever any notice is required to be given under the provisions of Delaware law or of the Restated Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

2.6        Business Matter of a Special Meeting.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice, except to the extent such notice is waived or is not required.

2.7        List of Stockholders.  The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.8        Organization and Conduct of Business.  The Chair of the Board or, in his or her absence, the Lead Director, or in their absence, the Chief Executive Officer of the corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as Chair of the meeting. In the absence of the Secretary of the corporation, the Secretary of the meeting shall be such person as the Chair appoints.

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The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

2.9        Quorum and Adjournments.  Except where otherwise provided by law, the Restated Certificate of Incorporation, or these Bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At any adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

2.10    Voting Rights.  Unless otherwise provided in the Restated Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

2.11    Majority Vote.  When a quorum is present at any meeting, the vote of the holders of a majority of the stock present in person or represented by proxy and entitled to vote on the subject matters shall decide any matter brought before such meeting, unless the matter is one upon which by express provision of law or of the Restated Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such matter. For purposes of determining whether shares are present and entitled to vote with respect to any particular subject matter, abstentions and non-votes with respect to such subject matter shall be treated as not present or entitled to vote on such subject matter, but shall be treated as present and entitled to vote for all other purposes.

2.12    Record Date for Stockholder Notice and Voting.

(i)           For purposes of determining the stockholders entitled to notice of any meeting or to vote, or entitled to receive payment of any dividend or other distribution, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

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(ii)         For purposes of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required under Delaware law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by hand or certified mail, return receipt requested, to its principal executive office, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board and prior action by the Board is required under Delaware law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the day on which the Board adopts the resolution taking such prior action.

2.13    Proxies.  To the extent permitted by law, any stockholder of record may appoint a person or persons to act as the stockholder's proxy or proxies at any stockholder meeting for the purpose of representing and voting the stockholders' shares. The stockholder may make this appointment by any means the General Corporation Law of the State of Delaware specifically authorizes, and by any other means the Secretary of the corporation may permit. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of three years from the date of the proxy, unless otherwise provided in the proxy.

2.14    Inspectors of Election.  The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

ARTICLE 3

Directors

3.1        Number, Election, Tenure and Qualifications.  The Board of the corporation shall consist of not less than five (5) members nor more than nine (9) members and shall be divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible, and the exact number of members of any future Board, and the exact number of

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directors in each Class, shall be determined from time to time by resolution of the Board. The Board currently consists of eight (8) members, with Class I consisting of two (2) directors, Class II consisting of three (3) directors and Class III consisting of three (3) directors.

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board at the annual meeting, by or at the direction of the Board, may be made by any nominating committee or person appointed by the Board; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the date on which notice of the prior year's annual meeting was mailed to stockholders. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) a statement as to the person's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

In connection with any annual meeting, the Chair of the Board (or such other person presiding at such meeting in accordance with these Bylaws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Directors shall serve as provided in the Restated Certificate of Incorporation of the corporation. Directors need not be stockholders.

3.2        Vacancies.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election at which the term of the class to which they have been

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elected expires and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by law. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full Board until the vacancy is filled.

3.3        Resignation and Removal.  Any director may resign at any time upon written notice or by electronic transmission to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the Restated Certificate of Incorporation.

3.4        Powers.  The business of the corporation shall be managed by or under the direction of the Board which may exercise all such powers of the corporation and do all such lawful acts and things which are not by statute or by the Restated Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.5        Place of Meetings.  The Board may hold meetings, both regular and special, either within or without the State of Delaware.

3.6        Annual Meetings.  The annual meetings of the Board shall be held in the four month period either immediately preceding or immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

3.7        Regular Meetings.  Regular meetings of the Board may be held without notice at such time and place as may be determined from time to time by the Board.

3.8        Special Meetings.  Special meetings of the Board may be called by the Chair of the Board, the Lead Director, the Chief Executive Officer or by a majority of the Board upon one (1) day's notice to each director and can be delivered either personally, or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one (1) day in advance of the meeting), telegram, facsimile transmission or electronic transmission, and on five (5) day's notice, by mail. The notice need not describe the purpose of the special meeting.

3.9        Quorum and Adjournments.  At all meetings of the Board, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may otherwise be specifically provided by law or the Restated Certificate of Incorporation. If a quorum is not present at any meeting of the Board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting at which the adjournment is taken, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved of by at least a majority of the required quorum for that meeting.

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3.10    Action Without Meeting.  Unless otherwise restricted by law, the Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.11    Telephone Meetings.  Unless otherwise restricted by law, the Restated Certificate of Incorporation or these Bylaws, any member of the Board or any committee may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.12    Waiver of Notice.  Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

3.13    Fees and Compensation of Directors.  Unless otherwise restricted by law, the Restated Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.14    Rights of Inspection.  Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

3.15 The Chair of the Board. The Board shall choose a Chair of the Board from among its members with the powers, duties and responsibilities outlined in these Bylaws, among other powers, duties and responsibilities as the Board may provide. The Chair of the Board shall serve in this capacity at the pleasure of the Board.

3.16 The Lead Director. If the Chair of the Board is an officer or employee of the Corporation or is otherwise not independent (an "Inside Chair"), the Board may choose a Lead Director from among its other members. The Lead Director shall serve in this capacity at the pleasure of the Board. The Lead Director must be independent and must not be an officer or employee of the Corporation. The Lead Director is expected to chair sessions involving only the independent Directors, among other responsibilities as the Board may provide.

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ARTICLE 4

Committees of Directors

4.1        Selection.  The Board may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

4.2        Power.  Any such committee, to the extent provided by law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

4.3        Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

ARTICLE 5

Officers

5.1        Officers Designated.  The officers of the corporation shall be chosen by the Board and shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer. The Board may also choose one or more Executive Vice Presidents, one or more Vice Presidents, and one or more assistant Secretaries. Any number of offices may be held by the same person, unless the Restated Certificate of Incorporation or these Bylaws otherwise provide.

5.2        Appointment of Officers.  The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or 5.5 of this Article 5, shall be chosen in such manner and shall hold their offices for such terms as are prescribed by these Bylaws or determined by the Board. Each officer shall hold his or her office until his or her successor is elected and qualified or until his or her earlier resignation or removal. This section does not create any rights of employment or continued employment. The corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.3        Subordinate Officers.  The Board may appoint, and may empower the Chief Executive Officer to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

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5.4        Removal and Resignation of Officers.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board, at any regular or special meeting of the Board, or if such officer has not been chosen or approved by the Board, by the Chief Executive Officer.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5        Vacancies in Offices.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to that office.

5.6        Compensation.  The salaries of all officers of the corporation shall be fixed from time to time by the Board and no officer shall be prevented from receiving a salary because he or she is also a director of the corporation.

5.7        The Executive Chair of the Board.  The Board may designate the Chair of the Board as an officer known as the Executive Chair of the Board. The Executive Chair of the Board shall, if present, perform such other powers and duties as may be assigned to him or her from time to time by the Board. If there is no elected Chief Executive Officer, the Executive Chair of the Board shall also be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 5.8 of this Article 5.

5.8        The Chief Executive Officer.  Subject to such supervisory powers, if any, as may be given by the Board to the Executive Chair of the Board, if there be such an officer, the Chief Executive Officer of the Corporation, shall preside at all meetings of the stockholders in the absence of the Chair of the Board and the Lead Director, shall preside at all meetings of the Board, in the absence of the Chair of the Board and the Lead Director, shall have all lawful powers necessary to conduct the general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation.

5.9        The President.  The President, shall in the absence of the Chief Executive Officer or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the Chief Executive Officer, the Executive Chair of the Board or these Bylaws.

5.10    The Executive Vice President.  The Executive Vice President (or in the event there be more than one, the Executive Vice Presidents in the order designated by the directors, or in

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the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and subject to all the restrictions upon the President. The Executive Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the Chief Executive Officer, the Executive Chair of the Board or these Bylaws.

5.11    The Vice President.  The Vice President (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President and any Executive Vice President or in the event of their disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the Chief Executive Officer, the Executive Chair of the Board or these Bylaws.

5.12    The Secretary.  The Secretary shall attend all meetings of the Board and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Executive Chair of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

5.13    The Assistant Secretary.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

5.14    The Chief Financial Officer.  The Chief Financial Officer shall have the custody of the Corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation. The Chief Financial Officer shall have all lawful powers necessary to open and close accounts with banks and other financial institutions for the deposit of moneys and other valuable effects in the name and to the credit of the corporation. In conjunction with the Chief Executive Officer, the Chief Financial Officer shall

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have all lawful powers necessary to borrow money and obtain other credit accommodations including, but not limited to, the authority to mortgage or pledge as collateral the corporation's assets. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the corporation.

ARTICLE 6

Stock Certificates

6.1        Certificates for Shares.  The shares of the corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Executive Chair of the Board, the Chief Executive Officer, the President, an Executive Vice President or a Vice President and by the Chief Financial Officer, the Secretary or an Assistant Secretary of the corporation.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

6.2        Signatures on Certificates.  Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

6.3        Transfer of Stock.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated share, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

6.4        Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a percent registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

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6.5        Lost, Stolen or Destroyed Certificates.  The Board may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 7

General Provisions

7.1        Dividends.  Dividends upon the capital stock of the corporation, subject to any restrictions contained in the General Corporation Law of the State of Delaware or the provisions of the Restated Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Restated Certificate of Incorporation.

7.2        Dividend Reserve.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

7.3        Checks.  All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

7.4        Corporate Seal.  The Board may provide a suitable seal, containing the name of the corporation, which seal shall be in charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Chief Financial Officer or by any Assistant Secretary.

7.5        Execution of Corporate Contracts and Instruments.  The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.6        Representation of Shares of Other Corporations.  The Executive Chair of the Board, Chief Executive Officer, President, any Executive Vice President or any Vice President or the

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Chief Financial Officer, the Secretary or any Assistant Secretary of this corporation is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers. The Board, in its discretion, may appoint specific officers the authority to vote, represent or exercise shares in certain other corporations, although other officers may exercise such authority in the event of the incapacitation or death of such specific officers.

ARTICLE 8

Miscellaneous

8.1        Stock Options and Toxic Securities.   Except in the case of shares of common stock that may be offered to employees of the corporation at a discount to fair market value pursuant to an employee stock purchase or similar plan intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended, which shall not be covered by this Section 8.1, unless approved by the holders of a majority of the shares entitled to vote at a duly convened meeting of stockholders, the corporation shall not:

(i)                 grant any stock option, including stock appreciation right, with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant;

(ii)               reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future; cancel and re-grant options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme;

(iii)             sell or issue any security of the corporation convertible, exercisable or exchangeable into shares of common stock, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the common stock at the time of conversion, exercise or exchange of such security into common stock (except for appropriate adjustments made to give effect to any stock splits or stock dividends); or

(iv)             enter into (a) any equity line or similar agreement or arrangement; or (b) any agreement to sell common stock (or any security convertible, exercisable or exchangeable into shares of common stock ("Common Stock Equivalent")) at a per share price (or, with respect to a Common Stock Equivalent, at a conversion, exercise or exchange price, as the case may be ("Equivalent Price")) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method. Notwithstanding the foregoing, however, a price protection clause shall be permitted in an agreement for sale of common stock or Common Stock Equivalent, if such clause provides for an

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adjustment to the price per share of common stock or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement) (the "Fixed Price") in the event that the corporation, during the period beginning on the date of the agreement and ending no later than ninety (90) days after the closing date of the transaction, sells shares of common stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price.

8.2        Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal these Bylaws, provided, however, that any adoption, amendment or repeal of these Bylaws by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66-2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the board). The stockholders shall also have power to adopt, amend or repeal these Bylaws, provided, however, that in addition to any vote of the holders of any class or series of stock of this corporation required by law or by the Restated Certificate of Incorporation of this corporation, the affirmative vote of the holders of more than fifty percent (50%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of these Bylaws. Notwithstanding the foregoing sentence, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the amendment or repeal of Article 3.1 of these Bylaws.

Notwithstanding the foregoing paragraph or any provision of the Restated Certificate of Incorporation, Section 8.1 of these Bylaws may only be amended or repealed by the affirmative vote of the holders of a majority of the shares of the stock of the corporation entitled to vote at a duly convened meeting of stockholders.

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Appendix B

HESKA CORPORATION

1997 EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED, EFFECTIVE FEBRUARY 6, 2015)

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TABLE OF CONTENTS

SECTION 1	PURPOSE OF THE PLAN	B-5
SECTION 2	ADMINISTRATION OF THE PLAN	B-5
(a)	Committee Composition	B-5
(b)	Committee Responsibilities	B-5
SECTION 3.	ENROLLMENT AND PARTICIPATION	B-5
(a)	Offering Periods	B-5
(b)	Accumulation Periods	B-5
(c)	Enrollment	B-5
(d)	Duration of Participation	B-6
(e)	Applicable Offering Period	B-6
SECTION 4.	EMPLOYEE PAYROLL CONTRIBUTIONS	B-6
(a)	Frequency of Payroll Deductions	B-6
(b)	Amount of Payroll Deductions	B-6
(c)	Changing Withholding Rate	B-7
(d)	Discontinuing Payroll Deductions	B-7
(e)	Limit on Number of Elections	B-7
(f)	Contribution Account Deposits	B-7
SECTION 5.	WITHDRAWAL FROM THE PLAN	B-7
(a)	Withdrawal	B-7
(b)	Failure to Participate	B-7
(c)	Re-Enrollment After Withdrawal	B-8
SECTION 6.	CHANGE IN EMPLOYMENT STATUS	B-8
(a)	Termination of Employment	B-8
(b)	Leave of Absence	B-8
(c)	Death	B-8
SECTION 7.	PLAN ACCOUNTS AND PURCHASE OF SHARES	B-8
(a)	Contribution Accounts and Purchase Accounts	B-8
(b)	Immediate Notification Share Purchase	B-9
(c)	Purchase Price at the Close of an Accumulation Period	B-9
(d)	Number of Shares Purchased at the Close of an Accumulation Period	B-10
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(e)	Available Shares Insufficient	B-10
(f)	Issuance of Stock	B-10
(g)	Contribution Account Unused Cash Balances	B-10
SECTION 8.	LIMITATIONS ON STOCK OWNERSHIP	B-10
(a)	Five Percent Limit	B-10
(b)	$25,000 Limit	B-11
SECTION 9.	RIGHTS NOT TRANSFRABLE	B-11
SECTION 10.	NO RIGHTS AS AN EMPLOYEE	B-11
SECTION 11.	NO RIGHTS AS A STOCKHOLDER	B-11
SECTION 12.	STOCK OFFERED UNDER THE PLAN	B-11
(a)	Authorized Shares	B-11
(b)	Anti-Dilution Adjustments	B-12
(c)	Reorganizations	B-12
SECTION 13.	AMENDMENT OR DICONTINUANCE	B-12
SECTION 14.	DEFINITIONS	B-12
(a)	Accumulation Period	B-12
(b)	Base Price	B-12
(c)	Board	B-12
(d)	Change in Control	B-12
(e)	Code	B-13
(f)	Committee	B-13
(g)	Company	B-13
(h)	Compensation	B-13
(i)	Contribution Account	B-13
(j)	Eligible Employee	B-13
(k)	Exchange Act	B-13
(l)	Fair Market Value	B-13
(m)	Immediate Price	B-14
(n)	Immediate Purchase Notification	B-14
(o)	Intraquarter Low	B-14
(p)	New Offering Date	B-14
(q)	Notification Offering Period	B-14
(r)	Notification Price	B-14
(s)	Offering Period	B-14
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(t)	Participant	B-14
(u)	Participating Company	B-15
(v)	Plan	B-15
(w)	Purchase Account	B-15
(x)	Purchase Price	B-15
(y)	Remaining Shares	B-15
(z)	Stock	B-15
(aa)	Subsidiary	B-15
SECTION 15.	EXECUTION	B-15

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HESKA CORPORATION

1997 EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 6, 2015

SECTION 1. PURPOSE OF THE PLAN.

The Plan was adopted by the Board on April 23, 1997. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms. The Plan is intended to qualify under section 423 of the Code.

The Plan was amended and restated on May 16, 2002, February 6, 2004, February 24, 2005, June 17, 2008, May 4, 2010 and April 30, 2013. The Plan is now amended and restated, effective February 6, 2015.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a)       Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

(b)      Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 3. ENROLLMENT AND PARTICIPATION.

(a) Offering Periods. From July 1, 2013 to March 31, 2015, four overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 27-month periods commencing on each January 1, April 1, July 1 and October 1. While the Plan is in effect thereafter, at least four overlapping Offering Periods shall commence in each calendar year. Offering Periods shall begin on each January 1, April 1, July 1 and October 1 as well as on any Intraquarter Low.

(b) Accumulation Periods. While the Plan is in effect, four Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the three-month periods commencing on each January 1, April 1, July 1 and October 1.

(c)       Enrollment. Any individual who, at the end of the day immediately preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the prescribed form, which shall be filed with the Company at the prescribed location prior to the commencement of such Offering Period; provided, however, that no Eligible Employee who does not comply with the five percent limit outlined in Section 8(a) at the commencement of such Offering Period shall become a Participant in the Plan under this Subsection (c) and, furthermore, that no Eligible Employee shall be enrolled in an Offering Period beginning prior to the New Offering Date applicable to such Eligible Employee.

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(d)      Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she withdraws from the Plan under Section 5(a), is withdrawn from the Plan under Section 5(b) or is withdrawn from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 5(a) or was withdrawn from the Plan under Section 5(b) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

(e)       Applicable Offering Period. Only one Offering Period may apply to a Participant at one time. The applicable Offering Period for a given Participant shall be determined as follows:

(i)        Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above, (C) enrollment by the Participant in a subsequent Offering Period following a written request on the prescribed form to enroll in an immediately subsequent Offering Period filed with the Company at the prescribed location prior to the commencement of such subsequent Offering Period, which shall only be effective if (1) such subsequent Offering Period begins on or after the New Offering Date applicable to such Participant and (2) such Participant complies with the five percent limit outlined in Section 8(a), or (D) automatic enrollment in a subsequent Offering Period under Paragraph (ii) below.

(ii) In the event that the Base Price of Stock at the commencement of the Offering Period in which the Participant is enrolled is higher than at the commencement of any subsequent Offering Period, the Participant shall automatically be enrolled in such subsequent Offering Period if (A) such subsequent Offering Period begins on or after the New Offering Date applicable to such Participant and (B) such Participant complies with the five percent limit outlined in Section 8(a), unless (1) the Participant has filed a written request on the prescribed form not to be enrolled in such subsequent Offering Period with the Company at the prescribed location prior to the commencement of such subsequent Offering Period and (2) the Offering Period in which the Participant is enrolled began prior to the first day of the current calendar quarter.

(iii)    When a Participant reaches the end of an Offering Period then such Participant shall be enrolled automatically for the Offering Period that commences immediately thereafter unless such Participant does not comply with the five percent limit outlined in Section 8(a).

SECTION 4. EMPLOYEE CONTRIBUTIONS.

(a)       Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

(b)      Amount of Payroll Deductions. An Eligible Employee shall designate on the prescribed form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be either (A) a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10% or (B) a positive fixed amount from each Compensation payment made by the Company to the Eligible Employee. Any

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other provision of the Plan notwithstanding, no Participant shall have more than $2,500 from payroll deductions in the same calendar month, which for the avoidance of doubt shall exclude any deposit made pursuant to Section 4(f) or Section 7(b). If a Participant is precluded by this Subsection (b) or Section 7(a) from making additional contributions into his or her Contribution Account then his or her payroll deductions shall be discontinued automatically until no longer precluded by this Subsection (b), Section 7(a) and any other provision of the Plan.

(c)       Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing the prescribed form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate must be consistent with the provisions of Section 4(b).

(d)      Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she must withdraw from the Plan under Section 5(a). Such Participant may re-enroll in the Plan if he or she meets the requirements of Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

(e)       Limit on Number of Elections. No Participant shall make more than two elections under Subsection (c) above in any rolling three-month period, nor more than three elections under Subsection (c) above in any rolling six-month period nor more than four elections under Subsection (c) above in any rolling twelve-month period.

(f)       Contribution Account Deposits. A Participant may make a deposit into his or her Contribution Account during the first 15 days of a new Offering Period applicable to such Participant or the first 15 days of a new Accumulation Period applicable to such Participant by filing the prescribed form at the prescribed location along with the deposit, unless such deposit is prohibited under Section 7(a).

SECTION 5. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Contribution Account and Purchase Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b) Failure to Participate. A participant who did not purchase Stock under the Plan during an Accumulation Period due to a decision to discontinue employee contributions under Section 4(d) prior to February 6, 2015 shall be deemed as failing to participate in the Plan and shall be withdrawn from the Plan automatically. As soon as reasonably practicable thereafter, the entire amount credited to the Participant's Contribution Account shall be refunded to him or her in cash, without interest.

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(c)       Re-Enrollment After Withdrawal. A former Participant who has withdrawn or was withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6. CHANGE IN EMPLOYMENT STATUS.

(a)       Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, prior to the final day of an Accumulation Period shall be treated as an automatic withdrawal from the Plan under Section 5(a) at the end of the penultimate day of the Accumulation Period in which the termination of employment occurred. Termination of employment as an Eligible Employee for any reason, including death, on the final day of an Accumulation Period shall be treated as an automatic withdrawal from the Plan under Section 5(a) at the close of such Accumulation Period immediately following the purchase of stock, if any, under Section 7(d). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b)      Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute protects his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)       Death. In the event of the Participant's death, unless otherwise prohibited by law, the entire amount credited to his or her Contribution Account and his or her Purchase Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death and is not otherwise prohibited by law.

SECTION 7. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Contribution Accounts and Purchase Accounts. The Company shall maintain a Contribution Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan or the Participant makes a deposit subject to Section 4(f) above, such amount shall be credited to the Participant's Contribution Account. A Participant may have no more than $10,000 in his or her Contribution Account at any time. The Company shall also maintain a Purchase Account on its books in the name of each Participant. Whenever any Participant makes a deposit pursuant to an Immediate Purchase Notification under Subsection (b) below, the amount of such deposit shall be credited to the Participant's Purchase Account. There is no limit on the funds a Participant may have in his or her Purchase Account. Amounts credited to Contribution Accounts and Purchase Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Contribution Accounts and Purchase Accounts.

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(b)      Immediate Notification Share Purchase. A Participant may elect to purchase Stock at the commencement of an Offering Period, or effective at 5 p.m. on any day other than the last day of an Accumulation Period, by filing the prescribed form with the Company prior to such purchase - an Immediate Purchase Notification for such Participant. A Participant may make a deposit at the time of an Immediate Purchase Notification. The Offering Period in which an Immediate Purchase Notification is to be effective is a Notification Offering Period for such Participant. At the time the Immediate Purchase Notification is to be effective, the combined amount in the Participant's Contribution Account and the Participant's Purchase Account is divided by the Immediate Price at that time and the number of shares that results shall be purchased from the Company with the funds in the Participant's Contribution Account and the Participant's Purchase Account. The foregoing notwithstanding, no Participant shall purchase more than Remaining Shares nor more than the amounts of Stock established for the plan in Sections 8(b) and 12(a) at this time. Any remaining funds in the Participant's Contribution Account shall then be deposited into the Participant's Purchase Account and no further deposits will be allowed in the Participant's Purchase Account under this Subsection (b) or the Participant's Contribution Account under Section 4(f) until the Notification Offering Period ends; provided, however, that if the Participant purchased the maximum amount of Stock allowed under Section 8(b) during the calendar year which included the Immediate Purchase Notification, the Participant may make one (1) deposit into his or her Purchase Account in January of the first calendar year following the Immediate Purchase Notification prior to 5 p.m. on January 31 and, further provided, that if the Participant purchased the maximum amount of Stock allowed under Section 8(b) during both the calendar year which included the Immediate Purchase Notification and the first calendar year following the Immediate Purchase Notification, the Participant may make one (1) deposit into his or her Purchase Account in January of the second calendar year following the Immediate Purchase Notification prior to 5 p.m. on January 31. During the Notification Offering Period, at 5 p.m. on January 31 of each year following the year of the Immediate Purchase Notification, any amount in the Participant's Purchase Account shall be divided by the Notification Price and the number of shares that results shall be purchased from the Company with the funds in the Participant's Purchase Account. The foregoing notwithstanding, no Participant shall purchase more than Remaining Shares nor more than the amounts of Stock established for the Plan in Sections 8(b) and 12(a) on any such January 31. Any fractional share, as calculated under this Subsection (b), shall be rounded down to the next lower whole share. As soon as reasonably practicable following an Immediate Purchase Notification, payroll deductions shall be discontinued automatically and shall automatically resume at the beginning of the next Offering Period in which the Participant is enrolled. Any payroll deductions made during a Notification Offering Period subsequent to the purchase of Shares following an Immediate Purchase Notification shall be returned to the Participant as soon as reasonably practicable, without interest. Any amount remaining in the Participant's Purchase Account at the end of the Notification Offering Period shall be refunded to the Participant in cash, without interest, at that time.

(c)       Purchase Price at the close of an Accumulation Period. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lesser of: (i) 85% of the Fair Market Value of a share of Stock at the close of such Accumulation period and (ii) the greater of (A) 85% of the Fair Market Value of a share of Stock at the commencement of the applicable Offering Period, (B) the Fair Market Value of a share of Stock at the commencement

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of the applicable Offering Period less 1 cent or (C) 65% of the Fair Market Value of a share of Stock at the close of such Accumulation Period.

(d)      Number of Shares Purchased at the close of an Accumulation Period. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (d), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Contribution Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 200 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock established for the Plan in Sections 8(b) and 12(a). Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

(e)       Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase at any time, such as the close of an Accumulation Period, exceeds the maximum number of shares remaining available for issuance under Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(f)       Issuance of Stock. The Committee may determine that shares of Stock purchased by a Participant under the Plan shall be held for each Participant's benefit by a broker designated by the Committee. Such shares shall be issued as soon as reasonably administratively practicable after shares of Stock are purchased. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(g)      Contribution Account Unused Cash Balances. An amount remaining in the Participant's Contribution Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Contribution Account to the next Accumulation Period. Any amount remaining in the Participant's Contribution Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (d) above shall be refunded to the Participant in cash, without interest.

SECTION 8. LIMITATIONS ON STOCK OWNERSHIP.

(a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)        Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

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(ii)      Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)    Each Participant shall be deemed to have the right to purchase 1,800 shares of Stock under this Plan with respect to each Offering Period.

(b) $25,000 Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value (determined at the time such purchase right option is granted) in excess of $25,000 during any calendar year under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (b), employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume automatically at the beginning of the first Accumulation Period ending in the next calendar year or, if later, the first Accumulation Period during which the Participant is enrolled in an Offering Period other than a Notification Offering Period attributable to the Participant.

SECTION 9. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased under the Plan.

SECTION 12. STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 450,000, subject to adjustment pursuant to this Section 12.

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(b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 200 share limit described in Section 7(d), the 1,800 share right to purchase calculation described in Section 8(a)(iii), the 1,800 share starting point and any pre-dilution purchases described in Section 14(y) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately as directed by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

(c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Change in Control, the Offering Period and Accumulation Period then in progress shall terminate, shares shall be purchased pursuant to Section 7 and any remaining unused balance in a given Participant's Contribution Account and Purchase Account shall be returned to such Participant. In the event of a merger or consolidation to which the Company is a constituent corporation and which does not constitute a Change in Control, the Plan shall continue unless the plan of merger or consolidation provides otherwise. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 13. AMENDMENT OR DISCONTINUANCE.

The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 14. DEFINITIONS.

(a) "Accumulation Period" means a three-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

(b) "Base Price" means the Immediate Price at the commencement of a given Offering Period.

(c) "Board" means the Board of Directors of the Company, as constituted from time to time.

(d) "Change in Control" means:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

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(ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means a committee of the Board, as described in Section 2.

(g) "Company" means Heska Corporation, a Delaware corporation.

(h) "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions and overtime pay, plus (ii) any pre-tax contributions made by the Participant under Section 401(k) or 125 of the Code. Compensation shall exclude moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, fringe benefits, contributions to employee benefit plans and similar items. The Committee shall determine whether a particular item is included in Compensation.

(i)        "Contribution Account" means the account established for each Participant pursuant to Section 7(a).

(j)        "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

(k)      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l)        "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

(i)        If Stock is normally listed on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price reported by the Nasdaq Stock Market;

(ii)      If provision (i) above is not applicable and Stock is normally listed on a stock exchange, then the Fair Market Value shall be equal to the last transaction price reported by such stock exchange;

(iii)    If provisions (i) and (ii) above are not applicable and Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price reported by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

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(iv)    If none of the foregoing provisions is applicable or may be implemented, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices as reported directly to the Company by the Nasdaq Stock Market or a comparable exchange or as reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

(m)    "Immediate Price" means 95% of the Fair Market Value of a share of Stock for Offering Periods beginning prior to April 1, 2015 and the greater of (i) 85% of the Fair Market Value of a share of Stock or (ii) the Fair Market Value of a share of Stock less 1 cent for Offering Periods beginning on or after April 1, 2015.

(n)      "Immediate Purchase Notification" means the election and related process set forth in Section 7(b)

(o)      "Intraquarter Low" means 5 p.m. on any day other than the last day of a given calendar quarter on which the Fair Market Value of Stock is less than it was at the commencement of such calendar quarter and less than it was at any previous Intraquarter Low during such calendar quarter.

(p)      "New Offering Date" means, for a given individual, the later of (i) July 1, 2013 and (ii) the day following the last day of the most recent Notification Offering Period in which such individual filed an Immediate Purchase Notification, if applicable. For example, if an individual is enrolled in an Offering Period beginning on January 1, 2016 and files an Immediate Purchase Notification on January 15, 2016, then this Offering Period is a Notification Offering Period for such individual, including if such individual withdraws from the Plan or terminates employment with the Company, and the related New Offering Date is April 1, 2018.

(q)      "Notification Offering Period" means, for a given individual, an Offering Period in which an Immediate Purchase Notification is to be effective.

(r)        "Notification Price" means the Immediate Price at the commencement of the applicable Offering Period if a given Participant gave an Immediate Purchase Notification to purchase Stock at the commencement of such Offering Period. Otherwise, the Immediate Price at the time of purchase.

(s)       "Offering Period" means a period of up to 27 months with respect to which the right to purchase Stock may be granted under the Plan and during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(a). All Offering Periods shall end on the latest quarter end (i.e. one of March 31, June 30, September 30 and December 31) no more than 27 months from the commencement of a given Offering Period.

(t)        "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

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(u)      "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(v)      "Plan" means this Heska Corporation 1997 Employee Stock Purchase Plan, as it may be amended from time to time.

(w)    "Purchase Account" means the account established for each Participant pursuant to Section 7(a).

(x)      "Purchase Price" means the price at which Participants may purchase Stock at the close of an Accumulation Period under the Plan, as determined pursuant to Section 7(c).

(y)      "Remaining Shares" means the number of shares of Stock equal to 1,800 less (i) cumulative shares of Stock purchased pursuant to Section 7(d) in a given Notification Offering Period prior to an Immediate Purchase Notification less (ii) cumulative shares of Stock purchased pursuant to Section 7(b) in a given Notification Offering Period following an Immediate Purchase Notification.

(z)       "Stock" means the Common Stock of the Company.

(aa)   "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 15. EXECUTION.

To record the most recent amendment of the Plan by the Board or its Committee on February 6, 2015, the Company has caused its authorized officer to execute the same.

HESKA CORPORATION
By:

Chief Executive Officer and President

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APPENDIX C

Heska Corporation
Holder Account Number:
Number of Shares:

Name:	C 1234567890 J N T
Address:	[_] Mark this box with an X if you have made
changes to your name or address details on this card.

2015 Annual Meeting Proxy Card

 A. Election of Directors

The Board of Directors recommends a vote "FOR" the listed nominees.

1.	Election of two Directors to serve for a three-year term that expires at the 2018 Annual Meeting or until their respective successors have been elected and qualified.
		For	Withhold
	01—Sharon L. Riley	01-	01-
	02—Bonnie J. Trowbridge	02-	02-

B. Proposals

The Board of Directors recommends a vote "FOR" for each of the following:

		For	Against	Abstain
2.

To approve an amendment to Article 8 of our amended and restated bylaws, as amended, allowing us to issue our employees the option to purchase our shares at a discount to fair market value in an employee stock purchase plan intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.

3.

To amend and restate our 1997 Employee Stock Purchase Plan to increase the authorized number of shares by 75,000, as well as to change the manner of calculating an offering period base price and offer an additional payroll withholding alternative, among other changes.

4.	To ratify the appointment of EKS&H LLLP as Heska Corporation's independent registered public accountant.
5.	To offer approval of our executive compensation in a non-binding advisory vote.
6.	To suggest, in an advisory vote, if our proxyholders should consider other unanticipated business that may be in the interest of our stockholders, and vote accordingly if such business properly comes before the 2015 Annual Meeting.
C.	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature 1--Please keep signature within the box Signature 2--Please keep signature within the box Date (mm/dd/yyyy)

/ /
1 U P X	H H H	P P P P	001808

Form of Proxy Card -- Heska Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Grieve, Ph.D., Jason A. Napolitano and Nancy Wisnewski, Ph.D., and each of them, as proxies, with full power of substitution (the "Proxies"), and hereby authorizes them to represent and vote, as designated below, all shares of the Public Common Stock of Heska Corporation, a Delaware corporation (the "Company"), held of record by the undersigned on March 16, 2015, at the 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Hotel at 425 West Prospect Road, Fort Collins, CO at 9:00 a.m., local time, on Tuesday, May 5, 2015, or at any adjournment or postponement thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated March 30, 2015, and a copy of Heska Corporation's annual report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Heska Corporation, gives notice of such revocation. This proxy when properly executed will be voted in accordance with the specifications made by the undersigned stockholder, as explained below.

THIS PROXY IS TO BE VOTED "FOR" OR "WITHHOLD" AS MARKED REGARDING THE ELECTION OF DIRECTORS, AND "FOR" OR "AGAINST" AS MARKED REGARDING THE OTHER PROPOSALS PRESENTED AT THE ANNUAL MEETING. A PROXY MARKED "ABSTAIN" OR A PROXY THAT DOES NOT INDICATE A SINGLE PREFERENCE OTHER THAN "ABSTAIN" ON A GIVEN MATTER WILL NOT BE TREATED AS PRESENT OR ENTITLED TO VOTE ON SUCH MATTER AND WILL BE INTERPRETED AS A FORFEITURE OF THE RIGHT TO VOTE ON SUCH MATTER AND A FORFEITURE OF THE VOTING POWER PRESENT UNDERLYING THE FORFEITED VOTES REGARDING SUCH MATTER. REGARDLESS OF THE DIRECTION MADE, IF ANY, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2015

_______________

The Proxy Statement, this Proxy Card and our annual report on Form 10-K for the year ended December 31, 2014 are available at http://www.heska.com/proxyvote.

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